Warrant Exercisable for up to
645,137.9 Shares of Common Stock

Flagstar Bancorp, Inc.

PLACEMENT AGREEMENT

June 3, 2013

Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, NY 10005

Ladies and Gentlemen:

The United States Department of the Treasury (the "Selling Security Holder") will offer to Bidders (as defined below) and will sell directly to the Winning Bidder (as defined in Section 2 hereof), and Deutsche Bank Securities Inc. (the "Placement Agent") will act as the Selling Security Holder's exclusive placement agent for the sale of, a warrant (the "Warrant") of Flagstar Bancorp, Inc., a Michigan corporation (the "Company"), representing the right to purchase an aggregate of up to 645,137.9 shares (the "Warrant Shares") of the Company's common stock, $0.01 par value (the "Common Stock"), in a placement (the "Placement") to "qualified institutional buyers," as defined in Rule 144A (each, a "QIB") under the Act (as hereinafter defined); and to certain "accredited investors," as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D (each an "Institutional Accredited Investor") under the Act, who have represented to us that they have total assets in excess of $25,000,000. Such potential bidders are herein referred to collectively as the "Bidders".

The sale of the Warrant to the Winning Bidder will be made without registration of the Warrant under the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), in reliance upon the exemption from the registration requirements of the Act provided by Rule 144 thereunder.

The Warrant will be sold by the Selling Security Holder in accordance with this Agreement on the terms set forth herein and in the Time of Sale Information. As used herein, "Time of Sale Information" shall mean (i) (a) the Company's Annual Report on Form 10-K for the Company's most recently completed fiscal year (the "Form 10-K"), (b) the Company's Quarterly Report(s) on Form 10-Q for the fiscal quarter(s) ended after the Company's most recently completed fiscal year (the "Form 10-Qs"), and (c) the Company's Current Report(s) on Form 8-K filed with the Securities and Exchange Commission (the "Commission") after the end of the Company's most recently completed fiscal year (the "Form 8-Ks", and collectively together with the Form 10-K and Form 10-Qs, and including all documents incorporated by reference in each of them, the "Company Exchange Act Filings"); (ii) the warrant certificate representing the Warrant, a form of which is attached hereto as Exhibit A (the "Warrant Certificate"); and (iii) the information about the auction for the Warrant (the "Auction") and

other matters set forth in the investor letter (and in annexes thereto) provided by each potential Bidder in the Auction, a form of which is attached hereto as Exhibit B (the "Bidder Letter"). Any reference herein to the Time of Sale Information or to any amendment or supplement thereto shall be deemed to refer to and include any documents incorporated by reference therein, and shall also be deemed to include any documents, and any supplements or amendments thereto, filed with the Commission after the execution of this Agreement and prior to any Applicable Time (as defined below).

In consideration of the mutual agreements contained herein, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE SELLING SECURITY HOLDER.

(a) The Company represents and warrants to the Placement Agent as follows:

(i) As of each Applicable Time (as defined below) and as of the Closing Date (as defined below), the Time of Sale Information did not and will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) any statement in or omission from the information set forth in any Bidder Letter or (B) any statement in or omission from the Time of Sale Information made in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for use therein, it being understood and agreed that the only such information supplied by the Placement Agent is that described in Section 12 hereof. As used in this subsection and elsewhere in this Agreement, "Applicable Time" means the time at which bids submitted by a Bidder to the auction agent (the "Auction Agent") in connection with the Auction become irrevocable and may no longer be withdrawn, as described in the Time of Sale Information.

(ii) The Company (A) has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, (B) is duly registered as a savings and loan holding company under the Home Owners Loan Act, as amended, and (C) has corporate power and authority to own or lease its properties and conduct its business as described in the Company Exchange Act Filings. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership or lease of properties or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to either (i) have a material adverse effect on the business, management, results of operations, or financial condition of the Company and of its subsidiaries, taken as a whole, or (ii) prevent the consummation of the transactions contemplated hereby (the occurrence of any such effect or any such prevention described in the foregoing clauses (i) and (ii) being referred to as a "Material Adverse Effect").

(iii) Each of the significant subsidiaries (as defined in Rule 1-02 of Regulation S-X of the Commission) of the Company (each a "Subsidiary" and, collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation, banking corporation or association, or other type of entity, as applicable, in good standing under the laws of the jurisdiction of its incorporation, establishment or formation, as applicable, with corporate, limited liability company or other organizational power and authority to own or lease its properties and conduct its business as described in the Company Exchange Act Filings. Each Subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which its ownership or lease of properties or the conduct of its business requires such qualification, other than where the failure to be so qualified would not reasonably be expected to have a Material Adverse Effect. The outstanding shares of capital stock or other ownership interests of each Subsidiary have been duly authorized and validly issued, are fully paid and non-assessable and, other than as described in the Company Exchange Act Filings, are owned directly or indirectly by the Company free and clear of all liens, encumbrances, equities and claims. Other than as described in the Company Exchange Act Filings, no options, warrants or other rights to purchase, agreements or other obligations to issue, or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

(iv) The Warrant has been duly authorized and validly issued and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, and no preemptive rights of stockholders exist with respect to any Warrant Shares issuable upon exercise of the Warrant. The Warrant conforms in all material respects to the form of Warrant Certificate attached hereto as Exhibit A, and the form of Warrant Certificate complies with the corporate law of the jurisdiction of the Company's incorporation and with any requirements of the Company's organizational documents. The offering or sale of the Warrant as contemplated by this Agreement does not give rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of the Warrant or any Warrant Shares.

(v) The Warrant Shares have been duly authorized, and, when issued and delivered upon exercise of the Warrant against payment of the exercise price with respect to the Warrant, will be fully paid and non-assessable and will not be subject to any preemptive or similar rights. The Warrant Shares will conform in all material respects to the description thereof incorporated in the Time of Sale Information. The form of certificates for the Warrant Shares complies with the corporate law of the jurisdiction of the Company's incorporation and with any requirements of the Company's organizational documents. The Company has reserved the Warrant Shares for issuance upon exercise of the Warrant.

(vi) The outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(vii) Except as described in or contemplated by the Company Exchange Act Filings, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire from the Company, or instruments convertible or

exchangeable for, any shares of capital stock or other equity interest in the Company or any of the Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or any of the Subsidiaries is a party relating to the issuance of any capital stock of the Company or any such Subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options, except as may have been granted by the Company pursuant to employee awards and employee benefit plans in the ordinary course of business and consistent with past practice.

(viii) No order or decree preventing the use of the Time of Sale Information has been issued, nor has any order asserting that the Placement or the Auction is subject to the registration requirements of the Act or regulations of the Office of the Comptroller of the Currency ("OCC Regulations") been issued, and no proceeding for that purpose has commenced or is pending or, to the knowledge of the Company, is contemplated.

(ix) Assuming the accuracy of the representations, warranties and covenants of the Placement Agent and the Selling Security Holder contained in this Agreement, it is not necessary in connection with the offer of the Warrant and the Warrant Shares to the Bidders or the sale and delivery of the Warrant to the Winning Bidder in the manner contemplated by this Agreement and the Time of Sale Information to register the Warrant or the Warrant Shares under the Act.

(x) Neither the Company nor any person acting on its behalf, directly or indirectly, has solicited or will solicit any offer to buy or sell, or has offered or will make any offer to buy or sell, the Warrant or the Warrant Shares, or has distributed or will distribute any communication that constitutes an offer to buy or sell or solicitation of an offer to buy or sell the Warrant or the Warrant Shares excluding, for the avoidance of doubt, any bid for or purchase of the Warrant made by the Company pursuant to the Auction.

(xi) The consolidated financial statements of the Company and its subsidiaries, together with related notes and schedules as set forth or incorporated by reference in the Company Exchange Act Filings, comply as to form in all material respects with the requirements of the Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), and present fairly the financial position and the results of operations and cash flows of the Company and its subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with U.S. generally accepted principles of accounting ("GAAP"), consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary and selected consolidated financial and statistical data included or incorporated by reference in the Company Exchange Act Filings present fairly the information shown therein and such data have been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company. Any disclosures contained in the Company Exchange Act Filings regarding "non-GAAP financial measures" (as such term is defined

under the Act) comply with Regulation G under the Exchange Act and Item 10 of Regulation S-K under the Act, to the extent applicable.

(xii) Baker Tilly (the "Accountants"), who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Time of Sale Information, is an independent registered public accounting firm with respect to the Company and its subsidiaries within the meaning of the Act and the rules and regulations of the Public Company Accounting Oversight Board (United States) (the "PCAOB").

(xiii) Except as disclosed in the Company Exchange Act Filings, the Company is not aware of (i) any material weakness in its internal control over financial reporting as of or since the date of the most recent audited financial statements set forth therein or (ii) change in internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting as of or since the date of the most recent unaudited interim financial statements set forth therein.

(xiv) Solely to the extent that the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated by the Commission and the Exchange (as defined below) thereunder (the "Sarbanes-Oxley Act") are applicable to the Company, there is and has been no failure on the part of the Company to comply in all material respects with any provision thereof.

(xv) There is no action, suit, claim, proceeding, inquiry or investigation before any court or governmental agency or otherwise pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries that is reasonably likely to be determined adversely to the Company or any of the Subsidiaries and to result in a Material Adverse Effect, except as set forth in the Company Exchange Act Filings.

(xvi) Since the respective dates as of which information is given in the Company Exchange Act Filings, as may be supplemented or amended, there has not been any material adverse change in or affecting the business, management, results of operations or financial condition of the Company and its subsidiaries, taken as a whole.

(xvii) Neither the Company nor any Subsidiary is, or with the giving of notice or lapse of time or both would be, (i) in violation of its certificate or articles of incorporation, by-laws, certificate of formation, limited liability agreement, partnership agreement or other organizational documents or (ii) in violation of or in default under any agreement, lease, contract, indenture or other instrument or obligation material to the conduct of the business of the Company and its subsidiaries, taken as a whole, to which it is a party or by which it, or any of its respective properties, is bound and, solely with respect to this clause (ii), which violation or default would reasonably be expected to have a Material Adverse Effect. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of (i) any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other agreement or instrument to

which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties is bound, except where such breach or default would not reasonably be expected to result in a Material Adverse Effect, (ii) the certificate or articles of incorporation or by-laws of the Company or (iii) any law, order, rule or regulation, judgment, order, writ or decree applicable to the Company or any Subsidiary of any court or of any government, regulatory body or administrative agency or other governmental body having jurisdiction.

(xviii) The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company.

(xix) Assuming the accuracy of the representations, warranties and covenants of the Placement Agent and the Selling Security Holder contained in this Agreement, no material approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions herein contemplated.

(xx) The Company and each of the Subsidiaries hold all licenses, certificates, consents, orders, approvals, permits and other authorizations from governmental authorities to lease or own, as the case may be, and to operate their respective properties and to carry on their respective businesses, except where the failure to own, possess or maintain such governmental licenses, certificates, consents, orders, approvals, permits and other authorizations would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(xxi) Neither the Company, nor to the Company's knowledge, any of its affiliates, has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Warrant or the Warrant Shares to facilitate the sale or resale of the Warrant excluding, for the avoidance of doubt, any bid for or purchase of the Warrant by the Company or such affiliates properly made pursuant to the Auction.

(xxii) Neither the Company nor any of the Subsidiaries is required to register as an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission thereunder.

(xxiii) The Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and

(iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxiv) To the best knowledge of the Company and except as set forth in the Company Exchange Act Filings, the operations of the Company and the Subsidiaries are and have been conducted at all times in material compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company's knowledge, threatened, that would reasonably be expected to have a Material Adverse Effect.

(xxv) Neither the Company nor, to the Company's knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

(xxvi) Neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the "FCPA"), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any "foreign official" (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA, and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxvii) The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed on the New York Stock Exchange (the "Exchange"), and the Company has not received any notification that the Commission or the Exchange is contemplating terminating such registration or listing.

(xxviii)The Company has not incurred any liability for any finder's fees or similar payments in connection with the Auction or the Placement.

(b) The Selling Security Holder represents and warrants as follows:

(i) The Selling Security Holder now has and at the Closing Date will have good and marketable title to the Warrant to be sold by it, free and clear of any liens,

encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of the Warrant; and upon the delivery of, against payment for, the Warrant pursuant to this Agreement, and assuming the Winning Bidder does not have notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York), such Winning Bidder will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

(ii) The Selling Security Holder has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Security Holder.

(iii) No consent, approval or waiver is required under any instrument or agreement to which the Selling Security Holder is a party or by which the Selling Security Holder is bound in connection with the Auction, the offering, sale or purchase by any Bidder of the Warrant or the consummation by the Selling Security Holder of the Placement.

2. PURCHASE, SALE AND DELIVERY OF THE WARRANT.

(a) On the basis of the representations, warranties and covenants contained herein and in each Bidder Letter, and subject to the conditions set forth herein and in the Auction procedures described in each Bidder Letter, the Selling Security Holder agrees to sell, and the Placement Agent agrees to use commercially reasonable efforts to place, the Warrant at a price (the "Clearing Price") equal to the highest bid received for the Warrant in the related Auction (such Clearing Price to be determined in writing by the Selling Security Holder and the Placement Agent following the bid submission deadline for the Auction) directly to the Bidder that the Placement Agent and the Selling Security Holder determine pursuant to the Auction procedures has won the Auction (such Bidder, the "Winning Bidder"); provided that the Selling Security Holder may, in its discretion, determine not to sell the Warrant upon completion of the Auction. The Selling Security Holder shall notify the Placement Agent whether it has decided to sell the Warrant in the Auction as promptly as practicable after completion of the Auction and determination of the Clearing Price.

(b) As compensation for the services to be provided by the Placement Agent in connection with the Auction, the Placement Agent shall be entitled to receive the placement fees (the "Placement Fees") with respect to such Auction determined pursuant to the Services Agreement No. 2 dated as November 4, 2011 between the Placement Agent and an agent of the Selling Security Holder (as the same may be amended from time to time, the "Services Agreement"), which shall be paid in the manner set forth in the Services Agreement.

(c) The closing of the issuance and sale of the Warrant shall be held at the office of Paul, Weiss, Rifkind, Wharton & Garrison LLP (unless another place shall be agreed upon by the parties hereto) at 10:00 a.m., New York time, on June 12, 2013 or at such other time and date not later than five business days thereafter as the Winning Bidder and the parties hereto shall agree upon, such time and date being herein referred to as the "Closing Date." (As used herein, "business day" means a day on which the Exchange is open for trading and on which banks in

New York are open for business and not permitted by law or executive order to be closed.) Prior to the Closing Date, the Selling Security Holder, or the Placement Agent if so directed by the Selling Security Holder, will provide payment and wire transfer instructions to the Winning Bidder, which will instruct such Winning Bidder to pay to the Selling Security Holder on the Closing Date, in accordance with such instructions, the aggregate purchase price for the Warrant by wire transfer of Federal or other funds immediately available in New York. Delivery of the Warrant shall be in the form of a physical certificate registered in the name of (or in the name provided by) the Winning Bidder, and the Company shall deliver such physical certificate to the Winning Bidder at the Closing Date.

3. OFFERING OF THE WARRANT.

(a) The Company represents and warrants to and agrees with the Placement Agent and the Selling Security Holder that neither the Company nor any person acting on its behalf has solicited or will solicit any offer to buy, or has offered or will make any offer to sell, the Warrant or the Warrant Shares excluding, for the avoidance of doubt, any bid for or purchase of the Warrant made by the Company pursuant to the Auction.

(b) The Company represents and warrants to the Placement Agent and the Selling Security Holder that (i) the list of persons attached hereto as Exhibit C includes all directors and officers that the Company has requested be included as Bidders in the Auction; and (ii) each of such persons is currently a director or officer, as the case may be, of the Company.

(c) The Selling Security Holder represents and warrants to and agrees with the Placement Agent and the Company that, other than pursuant to the Auction, neither the Selling Security Holder nor any person acting on its behalf (other than the Placement Agent, as to which no representation is made) has solicited or will solicit any offer to buy, or has offered or will make any offer to sell, the Warrant or the Warrant Shares.

(d) The Placement Agent represents and warrants to and agrees with the Selling Security Holder and the Company that (i) each of the Placement Agent and any person acting on its behalf (other than the Selling Security Holder, as to which no representation is made) has solicited and will solicit offers to buy the Warrant only from, and has offered and will offer, sell or deliver the Warrant only to, Bidders that have, in their respective Bidder Letters, represented themselves to be either a QIB or an Institutional Accredited Investor; and (ii) each of the Placement Agent and any person acting on its behalf (other than the Selling Security Holder and the Company, as to which no representation is made) has solicited or will solicit any offer to buy, and has offered or will make any offer to sell, the Warrant only to persons that have executed a Bidder Letter in substantially the form attached hereto as Exhibit B.

(e) The Company recognizes and confirms that, other than with respect to the information contemplated by Section 12 hereof, the Placement Agent, in providing the services contemplated by this Agreement, (A) will be relying solely on the Company Exchange Act Filings and any information available from generally recognized public sources and (B) will not assume responsibility for the accuracy or completeness thereof.

(f) Each of the Company and the Placement Agent represents and warrants to and agrees with each of the other parties hereto that no action has been or is being taken by it or is contemplated by it that would permit an offering or sale of the Warrant or possession or distribution of the Time of Sale Information or any other offering material relating to the Warrant in any jurisdiction where, or in any other circumstances in which, action for those purposes is required.

4. CERTAIN COVENANTS OF THE COMPANY AND THE SELLING SECURITY HOLDER.

(a) The Company hereby covenants and agrees with the Placement Agent that:

(i) The Company will furnish such information as the Placement Agent may reasonably request or as required for the Placement.

(ii) The Company will advise the Placement Agent and the Selling Security Holder promptly, and confirm such advice in writing, of (i) the issuance by any governmental or regulatory authority of any order preventing or suspending the Placement or the use of any of the Time of Sale Information, or the initiation or threatening of any proceeding for that purpose; (ii) the occurrence of any event at any time prior to the completion of the offering of the Warrant as a result of which any of the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances then existing, not misleading; and (iii) the receipt by the Company of any notice with respect to any suspension of the qualification of the Warrant for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use its reasonable best efforts to prevent the issuance of any such order preventing or suspending the Placement or the use of any of the Time of Sale Information or suspending any such qualification of the Warrant and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

(iii) The Company will not amend or supplement the Time of Sale Information unless the Placement Agent shall previously have been advised thereof and shall have consented thereto (which consent shall not be unreasonably withheld or delayed) or not have reasonably objected thereto in writing within a reasonable time after being furnished a copy thereof.

(iv) Neither the Company nor any of its affiliates will sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) which could be integrated with the sale of the Warrant or the Warrant Shares in a manner that would require registration of the Warrant or the Warrant Shares under the Act.

(v) The Company will not resell any Warrant that it may acquire, and will not permit any of its affiliates to sell any Warrant or Warrant Shares that any of them may acquire other than (a) to the Company, (b) in transactions complying with Rule 144 (or

other transaction exempt from registration under the Act), or (c) in sales to other affiliates subject to the same restrictions.

(vi) The Company will prepare a physical certificate representing the Warrant in a form substantially similar to the form of Warrant Certificate attached hereto as Exhibit A.

(vii) No offering, sale, short sale or other disposition of any warrants or shares of Common Stock of the Company or other securities convertible into or exchangeable or exercisable for shares of Common Stock or derivative of Common Stock (or agreement for such) will be made for a period of 45 days after the date of this Agreement (such period, the "Lockup Period"), directly or indirectly, by the Company otherwise than hereunder or with the prior written consent of the Placement Agent. Such restrictions shall not apply to (i) the issuance by the Company of Common Stock or securities convertible into or exchangeable for Common Stock in connection with the exercise of any option or warrant or the conversion of a security outstanding on the date of this Agreement, (ii) the sale or distribution by the Company of equity securities and/or options or other rights in respect thereof solely registered on Form S-4 or S-8 (or any successor form), (iii) grants and issuances by the Company of shares of equity securities and/or options or other rights in respect thereof pursuant to stock-based compensation or incentive plans of the Company, (iv) the issuance of shares of Common Stock in connection with dividend reinvestment plans or employee stock purchase plans, and (v) issuances of shares of Common Stock in connection with any court order or decree.

(viii) The Company will use reasonable best efforts to effect and maintain, subject to notice of issuance, the listing of the Warrant Shares issuable upon the exercise of the Warrant on the Exchange.

(ix) The Company will keep available at all times, free of preemptive or other similar rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue Warrant Shares upon exercise of the Warrant.

(x) The Company will use its reasonable best efforts to qualify the Warrant and the Warrant Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Placement Agent shall reasonably request and to continue such qualifications in effect so long as required for the Placement; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction or qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which is it not so qualified or subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

(xi) The Company will maintain a transfer agent for the Common Stock.

(xii) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of the Warrant or the Common Stock

excluding, for the avoidance of doubt, any bid for or purchase of the Warrant made pursuant to the Auction.

(b) The Selling Security Holder covenants and agrees with the Placement Agent that it will not distribute any written materials in connection with the Auction or the offer or sale of the Warrant without the prior approval of the Placement Agent.

5. COSTS AND EXPENSES.

The Company will pay all costs, expenses and fees incident to the performance of its obligations under this Agreement and certain costs, expenses and fees of the Selling Security Holder, including, without limiting the generality of the foregoing, the following: (i) accounting fees of the Company; (ii) the fees and disbursements of counsel for the Company; (iii) the cost of printing and delivering to, or as requested by, the Placement Agent copies of the Time of Sale Information, this Agreement and any supplements or amendments thereto; (iv) any listing fee of the Exchange with respect to the Warrant Shares; and (v) the expenses, including the reasonable fees and disbursements of counsel to the Placement Agent, incurred in connection with the qualification of the Warrant and the Warrant Shares under state securities or Blue Sky laws relating specifically to the Placement. Neither the Company nor the Selling Security Holder shall be required to pay for any expenses of the Placement Agent (other than those related to state securities or Blue Sky laws) except that if this Agreement shall not be consummated (a) because the conditions in Section 6 hereof (other than Section 6(b)) are not satisfied, (b) because this Agreement is terminated by the Placement Agent pursuant to Section 10(a)(i), (v) or (vi) or Section 10(b) hereof, or (c) by reason of any failure, refusal or inability on the part of the Company to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on its part to be performed, unless such failure, refusal or inability is (1) due primarily to the default or omission of the Placement Agent or (2) because the Selling Security Holder is not selling the Warrant pursuant to Section 2(a) of this Agreement, then in the case of any of (a), (b) or (c) the Company shall reimburse the Placement Agent for reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with conducting the Auction, investigating, marketing and proposing to market the Warrant or in contemplation of performing its obligations hereunder; provided that the Company and the Selling Security Holder shall not in any event be liable to the Placement Agent for damages on account of loss of anticipated profits from the sale by it of the Warrant.

The provisions of this Section shall not supersede or otherwise affect any agreement that the Company and the Selling Security Holder may otherwise have for the allocation of such expenses between them.

6. CONDITIONS OF THE PLACEMENT AGENT'S OBLIGATIONS.

The obligations of the Placement Agent hereunder are subject to the accuracy, as of each Applicable Time and the Closing Date, of the representations and warranties of the Company and the Selling Security Holder contained herein, and to performance by the Company and the Selling Security Holder of their respective covenants and obligations hereunder and to the following additional conditions:

(a) No suspension of the qualification of the Warrant for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred. The Time of Sale Information and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Since the respective dates as of which information is given in the Time of Sale Information, and except as otherwise publicly disclosed, there has not been any material adverse change in or affecting the business, management, results of operations, or financial condition of the Company and its subsidiaries, taken as a whole. No injunction, restraining order or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the offer or sale of the Warrant.

(b) The Selling Security Holder and the Placement Agent shall have determined the Clearing Price in writing.

(c) At the Closing, the Warrant shall be reissued in the name of the Winning Bidder (or in such other name as may be directed by the Winning Bidder).

(d) The Warrant Shares have been approved for listing, subject to notice of issuance, on the Exchange.

If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Placement Agent hereunder may be terminated by the Placement Agent by notifying the Company and the Selling Security Holder of such termination in writing at or prior to the Closing Date. In such event, the Selling Security Holder, the Company and the Placement Agent shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7. CONDITIONS OF THE SELLING SECURITY HOLDER'S OBLIGATIONS.

The obligations of the Selling Security Holder to sell and deliver the Warrant required to be delivered as and when specified in this Agreement are subject to the accuracy, as of each Applicable Time and the Closing Date, of the representations and warranties of the Company contained herein, and to the performance by the Company of its covenants and obligations hereunder and to the following additional conditions:

(a) No suspension of the qualification of the Warrant for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, shall have occurred. The Time of Sale Information and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading. Since the respective dates as of which information is given in the Time of Sale Information, and except as otherwise publicly disclosed, there has not been any material adverse change in or affecting the business, management, results of operations, or financial condition of the Company and its subsidiaries, taken as a whole. No injunction, restraining order or order of any nature by a Federal or state court of competent

jurisdiction shall have been issued as of the Closing Date that would prevent the offer or sale of the Warrant.

(b) The Selling Security Holder and the Placement Agent shall have determined the Clearing Price in writing.

(c) At the Closing, the Warrant shall be reissued in the name of the Winning Bidder (or in such other name as may be directed by the Winning Bidder).

(d) The Warrant Shares have been approved for listing, subject to notice of issuance, on the Exchange.

If any of the conditions hereinabove provided for in this Section 7 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Selling Security Holder hereunder may be terminated by the Selling Security Holder by notifying the Company and the Placement Agent of such termination in writing at or prior to the Closing Date. In such event, the Selling Security Holder, the Company and the Placement Agent shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

8. INDEMNIFICATION.

(a) The Company agrees:

(i) to indemnify and hold harmless the Placement Agent, the directors, officers, agents and employees of the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of either Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Placement Agent or any such other indemnified person may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Information or any amendment or supplement thereto, or any information provided by the Company to any holder or prospective purchaser of the Warrant or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Time of Sale Information or such other information, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by the Placement Agent consists of the information described as such in Section 12 herein; and

(ii) to reimburse the Placement Agent, the Placement Agent's directors, officers, agents and employees, and each such indemnified person upon demand for any legal or other out-of-pocket expenses reasonably incurred by the Placement Agent or any

of them in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Warrant, whether or not the Placement Agent or any of them is a party to any action or proceeding. In the event that it is finally judicially determined that the Placement Agent was not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Placement Agent will promptly return all sums that had been advanced pursuant hereto.

This indemnity agreement will be in addition to any liability the Company may otherwise have.

(b) The Placement Agent will indemnify and hold harmless the Company, each of its directors, each of its officers, and each person, if any, who controls the Company or the Selling Security Holder within the meaning of the Act or the Exchange Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, Selling Security Holder or controlling person may become subject under the Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Time of Sale Information or any amendment or supplement thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, Selling Security Holder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that the Placement Agent will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Time of Sale Information or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Placement Agent specifically for use therein, it being understood and agreed that the only such information furnished by or on behalf of the Placement Agent consists of the information described as such in Section 12 herein. This indemnity agreement will be in addition to any liability the Placement Agent may otherwise have.

(c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a) or (b) shall be available to any party who shall fail to give notice as provided in this Section 8(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees

and expenses. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense and employ counsel satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party); provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for the indemnified party, which firm shall be designated in writing by the indemnified party with respect to such action or actions. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of the indemnified party from all liability arising out of such claim, action or proceeding.

(d) To the extent the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Security Holder on the one hand and the Placement Agent on the other from the offering of the Warrant. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Security Holder on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Security Holder on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Security Holder bear to the total fees received by the Placement Agent. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Security Holder on the one hand

or the Placement Agent on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Placement Agent agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), (i) the Placement Agent shall not be required to contribute any amount in excess of the fees paid to it in respect of the Warrant sold and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) Any expenses for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of the Placement Agent , its directors or officers or any person controlling the Placement Agent, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of the Warrant and payment therefor hereunder, or (iii) any termination of this Agreement.

(f) The provisions of this Section 8 shall not be deemed to supersede or otherwise affect the Letter Agreement dated January 30, 2009 between the Company and the Selling Security Holder (and the Securities Purchase Agreement Standard Terms incorporated therein), pursuant to which the Selling Security Holder purchased the Warrant from the Company, with respect to the rights (including the rights of their respective agents) and obligations of each of them to the other pursuant thereto.

9. NOTICES.

All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, faxed, telecopied or telegraphed and confirmed as follows: if to the Placement Agent, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Equity Capital Markets Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Selling Security Holder, to United States Department of the Treasury, 1500 Pennsylvania Avenue, NW, Washington, D.C. 20220, with a copy to Chief Counsel, Office of Financial Stability, OFSChiefCounselNotice@do.treas.gov, facsimile: 202-927-9219; and if to the Company, to 5151 Corporate Drive, Troy, Michigan 48098, Attention: Paul D. Borja.

10. TERMINATION.

This Agreement may be terminated by the Placement Agent by notice to the Company and the Selling Security Holder (a) at any time prior to the Closing Date if any of the following has occurred: (i) since the respective dates as of which information is given in the Time of Sale Information, any material adverse change or any development involving a prospective material adverse change in or affecting the business, management, operations or financial condition of the Company and its subsidiaries, taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis (including, without limitation, an act of terrorism) or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in the judgment of the Placement Agent, be so material and adverse as to make it impractical or inadvisable to market the Warrant or enforce a contract for the sale of the Warrant, (iii) suspension of trading in securities generally on the Exchange or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on the Exchange, (iv) the declaration of a banking moratorium by United States or New York State authorities, (v) any downgrading in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Section 3(a)(62) under the Act), or (vi) the suspension of trading of the Common Stock by the Exchange, the Commission, or any other governmental authority; or (b) as provided in Section 6 of this Agreement.

11. SUCCESSORS.

This Agreement has been and is made solely for the benefit of the Placement Agent, the Company and the Selling Security Holder and their respective successors, administrators and assigns, and the officers, directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder. No purchaser of the Warrant shall be deemed a successor or assign merely because of such purchase.

12. INFORMATION PROVIDED BY THE PLACEMENT AGENT.

The parties hereto acknowledge and agree that the only information furnished or to be furnished by the Placement Agent to the Company for inclusion in the Time of Sale Information consists of the information contained in Schedule B to the Bidder Letter entitled "Auction Process."

13. MISCELLANEOUS.

The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of the Placement Agent or controlling person thereof, or by or on behalf of the Company or its directors or officers or the Selling Security Holder or controlling person thereof, as the case may be, and (c) delivery of and payment for the Warrant under this Agreement.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York; provided that all rights and obligations of the Selling Security Holder under this Agreement shall be governed by and construed in accordance with the federal law of the United States of America. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to its rules of conflicts of laws.

The provisions of this Agreement shall not be deemed to supersede or otherwise affect the Letter Agreement or any services agreement between the Placement Agent and any agent of the Selling Security Holder with respect to the rights of the Placement Agent and the Selling Security Holder (including the rights of their respective agents) and obligations of each of them to the other pursuant thereto.

The Placement Agent, on the one hand, and the Company (on its own behalf and, to the extent permitted by law, on behalf of its stockholders), on the other hand, waive any right to trial by jury in any action, claim, suit or proceeding with respect to the engagement of the Placement Agent or its role in connection herewith.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us three enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Security Holder and the Placement Agent in accordance with its terms.

Very truly yours,

FLAGSTAR BANCORP, INC.

By ______________________

UNITED STATES DEPARTMENT OF THE TREASURY, as Selling Security Holder

By ______________________

The foregoing Placement Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By ______________________
Authorized Officer

By ______________________
Authorized Officer

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us three enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Security Holder and the Placement Agent in accordance with its terms.

Very truly yours,

FLAGSTAR BANCORP, INC.

By ____________________________

UNITED STATES DEPARTMENT OF THE TREASURY, as Selling Security Holder

By ____________________________
Name: Timothy G. Massad
Title: Assistant Secretary for Financial Stability

The foregoing Placement Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By ____________________________
Authorized Officer

By ____________________________
Authorized Officer

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us three enclosed duplicates hereof, whereupon it will become a binding agreement among the Company, the Selling Security Holder and the Placement Agent in accordance with its terms.

Very truly yours,

FLAGSTAR BANCORP, INC.

By ______________________

UNITED STATES DEPARTMENT OF THE TREASURY, as Selling Security Holder

By ______________________

The foregoing Placement Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC.

By ______________________
Authorized Officer

By ______________________
Authorized Officer

EXHIBIT A

[Form of Warrant Certificate]

FORM OF WARRANT

WARRANT
to purchase
645,137.9
Shares of Common Stock

of Flagstar Bancorp, Inc.

1. Definitions. Unless the context otherwise requires, when used herein the following terms shall have the meanings indicated.

"*Affiliate*" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with, such other Person. For purposes of this definition, "*control*" (including, with correlative meanings, the terms "*controlled by*" and "*under common control with*") when used with respect to any Person, means the possession, directly or indirectly, of the power to cause the direction of management and/or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

"*Board of Directors*" means the board of directors of the Company, including any duly authorized committee thereof.

"*Business Combination*" means a merger, consolidation, statutory share exchange or similar transaction that requires the approval of the Company's stockholders.

"*business day*" means any day except Saturday, Sunday and any day on which banking institutions in the State of New York generally are authorized or required by law or other governmental actions to close.

"*Capital Stock*" means (A) with respect to any Person that is a corporation or company, any and all shares, interests, participations or other equivalents (however designated) of capital or capital stock of such Person and (B) with respect to any Person that is not a corporation or company, any and all partnership or other equity interests of such Person.

"*Charter*" means, with respect to any Person, its certificate or articles of incorporation, articles of association, or similar organizational document.

"*Common Stock*" means the common stock, par value $0.01 per share, of the Company.

"*Company*" means the Person whose name, corporate or other organizational form and jurisdiction of organization is set forth in Item 1 of Schedule A hereto.

"*Exchange Act*" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"*Exercise Price*" means the amount set forth in Item 2 of Schedule A hereto.

"*Expiration Date*" means the date set forth in Item 3 of Schedule A hereto.

"*Expiration Time*" means 5:00 p.m., New York City time on the Expiration Date.

"*Fair Market Value*" means, with respect to any security or other property, the fair market value of such security or other property as determined by the Board of Directors, acting in good faith.

"*Governmental Entities*" means, collectively, all United States and other governmental, regulatory or judicial authorities.

"*Market Price*" means, with respect to a particular security, on any given day, the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the last closing bid and ask prices regular way, in either case on the principal national securities exchange on which the applicable securities are listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, the average of the closing bid and ask prices as furnished by two members of the Financial Industry Regulatory Authority, Inc. selected from time to time by the Company for that purpose. "Market Price" shall be determined without reference to after hours or extended hours trading. If such security is not listed and traded in a manner that the quotations referred to above are available for the period required hereunder, the Market Price per share of Common Stock shall be deemed to be the fair market value per share of such security as determined in good faith by the Board of Directors in reliance on an opinion of a nationally recognized independent investment banking corporation retained by the Company for this purpose and certified in a resolution to the Warrantholder. For the purposes of determining the Market Price of the Common Stock on the "trading day" preceding, on or following the occurrence of an event, (i) that trading day shall be deemed to commence immediately after the regular scheduled closing time of trading on the principal stock exchange on which the Common Stock is then listed or traded (or, if not so listed or traded, the New York Stock Exchange) or, if trading is closed at an earlier time, such earlier time and (ii) that trading day shall end at the next regular scheduled closing time, or if trading is closed at an earlier time, such earlier time (for the avoidance of doubt, and as an example, if the Market Price is to be determined as of the last trading day preceding a specified event and the closing time of trading on a particular day is 4:00 p.m. and the specified event occurs at 5:00 p.m. on that day, the Market Price would be determined by reference to such 4:00 p.m. closing price).

"*Ordinary Cash Dividends*" means a regular quarterly cash dividend on shares of Common Stock out of surplus or net profits legally available therefor (determined in accordance with U.S. GAAP in effect from time to time), *provided* that Ordinary Cash Dividends shall not include any cash dividends to the extent the aggregate per share dividends paid on the

outstanding Common Stock in any quarter exceed the Quarterly Dividend Threshold, as adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction.

"*Person*" has the meaning given to it in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act.

"*Per Share Fair Market Value*" has the meaning set forth in Section 13(C).

"*Pro Rata Repurchases*" means any purchase of shares of Common Stock by the Company or any Affiliate thereof pursuant to (A) any tender offer or exchange offer subject to Section 13(e) or 14(e) of the Exchange Act or Regulation 14E promulgated thereunder or (B) any other offer available to substantially all holders of Common Stock, in the case of both (A) or (B), whether for cash, shares of Capital Stock of the Company, other securities of the Company, evidences of indebtedness of the Company or any other Person or any other property (including, without limitation, shares of Capital Stock, other securities or evidences of indebtedness of a subsidiary), or any combination thereof, effected while this Warrant is outstanding. The "*Effective Date*" of a Pro Rata Repurchase shall mean the date of acceptance of shares for purchase or exchange by the Company under any tender or exchange offer which is a Pro Rata Repurchase or the date of purchase with respect to any Pro Rata Repurchase that is not a tender or exchange offer.

"*Quarterly Dividend Threshold*" means the amount set forth in Item 4 of Schedule A hereto.

"*Regulatory Approvals*" with respect to the Warrantholder, means, to the extent applicable and required to permit the Warrantholder to exercise this Warrant for shares of Common Stock and to own such Common Stock without the Warrantholder being in violation of applicable law, rule or regulation, the receipt of any necessary approvals and authorizations of, filings and registrations with, notifications to, or expiration or termination of any applicable waiting period under, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder.

"*SEC*" means the U.S. Securities and Exchange Commission.

"*Securities Act*" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

"*Shares*" has the meaning set forth in Section 2.

"*trading day*" means (A) if the shares of Common Stock are not traded on any national or regional securities exchange or association or over-the-counter market, a business day or (B) if the shares of Common Stock are traded on any national or regional securities exchange or association or over-the-counter market, a business day on which such relevant exchange or quotation system is scheduled to be open for business and on which the shares of Common Stock (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market for any period or periods aggregating one half hour or longer; and (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the shares of Common Stock.

The term "trading day" with respect to any security other than the Common Stock shall have a correlative meaning based on the primary exchange or quotation system on which such security is listed or traded.

"*U.S. GAAP*" means United States generally accepted accounting principles.

"*Warrantholder*" has the meaning set forth in Section 2.

"*Warrant*" means this Warrant.

"*Warrant Shares*" means the number of Shares set forth in Item 6 of Schedule A hereto, as may be adjusted pursuant to the terms hereof from time to time.

2. Number of Shares; Exercise Price. This certifies that, for value received, the person in whose name this Warrant is registered as set forth in Item 9 of Schedule A or such person's permitted assigns (the "*Warrantholder*") is entitled, upon the terms and subject to the conditions hereinafter set forth, to acquire from the Company, in whole or in part, after the receipt of all applicable Regulatory Approvals, if any, up to an aggregate of the number of fully paid and nonassessable shares of Common Stock set forth in Item 6 of Schedule A hereto, at a purchase price per share of Common Stock equal to the Exercise Price. The number of shares of Common Stock (the "*Shares*") and the Exercise Price are subject to adjustment as provided herein, and all references to "Common Stock," "Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

3. Exercise of Warrant; Term. Subject to Section 2, to the extent permitted by applicable laws and regulations, the right to purchase the Shares represented by this Warrant is exercisable, in whole or in part by the Warrantholder, at any time or from time to time after the execution and delivery of this Warrant by the Company on the date hereof, but in no event later than the Expiration Time, by (A) the surrender of this Warrant and Notice of Exercise annexed hereto, duly completed and executed on behalf of the Warrantholder, at the principal executive office of the Company located at the address set forth in Item 7 of Schedule A hereto (or such other office or agency of the Company in the United States as it may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company), and (B) payment of the Exercise Price for the Shares thereby purchased by having the Company withhold, from the shares of Common Stock that would otherwise be delivered to the Warrantholder upon such exercise, shares of Common Stock issuable upon exercise of the Warrant equal in value to the aggregate Exercise Price as to which this Warrant is so exercised based on the Market Price of the Common Stock on the trading day on which this Warrant is exercised and the Notice of Exercise is delivered to the Company pursuant to this Section 3.

If the Warrantholder does not exercise this Warrant in its entirety, the Warrantholder will be entitled to receive from the Company within a reasonable time, and in any event not exceeding three business days, a new warrant in substantially identical form for the purchase of that number of Shares equal to the difference between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. Notwithstanding anything in this Warrant to the contrary, the Warrantholder hereby acknowledges and agrees that

its exercise of this Warrant for Shares is subject to the condition that the Warrantholder will have first received any applicable Regulatory Approvals.

4. Issuance of Shares; Authorization; Listing. Certificates for Shares issued upon exercise of this Warrant will be issued in such name or names as the Warrantholder may designate (or, if requested by the Warrantholder and agreed by the Company, Shares will be issued via book-entry transfer crediting the specified account of such named Person or Persons) and will be delivered to such named Person or Persons within a reasonable time, not to exceed three business days after the date on which this Warrant has been duly exercised in accordance with the terms of this Warrant. The Company hereby represents and warrants that any Shares issued upon the exercise of this Warrant in accordance with the provisions of Section 3 will be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges (other than liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith). The Company agrees that the Shares so issued will be deemed to have been issued to the Warrantholder as of the close of business on the date on which this Warrant and payment of the Exercise Price are delivered to the Company in accordance with the terms of this Warrant, notwithstanding that the stock transfer books of the Company may then be closed or certificates representing such Shares may not be actually delivered on such date. The Company will at all times until the Expiration Time (or, if such date shall not be a business day, then on the next succeeding business day) reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, the aggregate number of shares of Common Stock then issuable upon exercise of this Warrant at any time. The Company will (A) procure, at its sole expense, the listing of the Shares issuable upon exercise of this Warrant at any time, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Stock is then listed or traded and (B) maintain such listings of such Shares at all times after issuance. The Company will use reasonable best efforts to ensure that the Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Shares are listed or traded.

5. No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon any exercise of this Warrant. In lieu of any fractional Share to which the Warrantholder would otherwise be entitled, the Warrantholder shall be entitled to receive a cash payment equal to the Market Price of the Common Stock on the last trading day preceding the date of exercise less the pro-rated Exercise Price for such fractional share.

6. No Rights as Stockholders; Transfer Books. This Warrant does not entitle the Warrantholder to any voting rights or other rights as a stockholder of the Company prior to the date of exercise hereof. The Company will at no time close its transfer books against transfer of this Warrant in any manner which interferes with the timely exercise of this Warrant.

7. Charges, Taxes and Expenses. Issuance of Shares to the Warrantholder upon the exercise of this Warrant shall be made without charge to the Warrantholder for any issue or transfer tax or other incidental expense in respect of the issuance of such Shares (other than liens or charges created by the Warrantholder, income and franchise taxes incurred in connection with

the exercise of the Warrant or taxes in respect of any transfer occurring contemporaneously therewith), all of which taxes and expenses shall be paid by the Company.

8. Transfer/Assignment.

(A) Subject to compliance with clause (B) of this Section 8, this Warrant and all rights hereunder are transferable, in whole or in part, upon the books of the Company by the registered holder hereof in person or by duly authorized attorney, and a new warrant shall be made and delivered by the Company, of the same tenor and date as this Warrant but registered in the name of one or more transferees, upon surrender of this Warrant, duly endorsed, to the office or agency of the Company described in Section 3. All expenses (other than stock transfer taxes) and other charges payable in connection with the preparation, execution and delivery of the new warrants pursuant to this Section 8 shall be paid by the Company.

(B) Subject to compliance with applicable securities laws, the Warrantholder may transfer, sell, assign or otherwise dispose ("*Transfer*") all or a portion of the Warrant or the Shares issuable upon exercise of the Warrant at any time, and the Company shall take all steps as may be reasonably requested by the Warrantholder to facilitate such Transfer.

9. Exchange and Registry of Warrant. This Warrant is exchangeable, upon the surrender hereof by the Warrantholder to the Company, for a new warrant or warrants of like tenor and representing the right to purchase the same aggregate number of Shares. The Company shall maintain a registry showing the name and address of the Warrantholder as the registered holder of this Warrant. This Warrant may be surrendered for exchange or exercise in accordance with its terms, at the office of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

10. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon receipt of a bond, indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Company shall make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares as provided for in such lost, stolen, destroyed or mutilated Warrant.

11. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a business day, then such action may be taken or such right may be exercised on the next succeeding day that is a business day.

12. [Reserved]

13. Adjustments and Other Rights. The Exercise Price and the number of Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as follows; *provided*, that if more than one subsection of this Section 13 is applicable to a single event, the subsection shall be applied that produces the largest adjustment and no single event

shall cause an adjustment under more than one subsection of this Section 13 so as to result in duplication:

(A) Stock Splits, Subdivisions, Reclassifications or Combinations. If the Company shall (i) declare and pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a smaller number of shares, the number of Shares issuable upon exercise of this Warrant at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Warrantholder after such date shall be entitled to purchase the number of shares of Common Stock which such holder would have owned or been entitled to receive in respect of the shares of Common Stock subject to this Warrant after such date had this Warrant been exercised immediately prior to such date. In such event, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment and (2) the Exercise Price in effect immediately prior to the record or effective date, as the case may be, for the dividend, distribution, subdivision, combination or reclassification giving rise to this adjustment by (y) the new number of Shares issuable upon exercise of the Warrant determined pursuant to the immediately preceding sentence.

(B) [Reserved]

(C) Other Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of shares of its Common Stock of securities, evidences of indebtedness, assets, cash, rights or warrants (excluding Ordinary Cash Dividends, dividends of its Common Stock and other dividends or distributions referred to in Section 13(A)), in each such case, the Exercise Price in effect prior to such record date shall be reduced immediately thereafter to the price determined by multiplying the Exercise Price in effect immediately prior to the reduction by the quotient of (x) the Market Price of the Common Stock on the last trading day preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock (such amount and/or Fair Market Value, the "*Per Share Fair Market Value*") divided by (y) such Market Price on such date specified in clause (x); such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of Shares issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the distribution giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. In the case of adjustment for a cash dividend that is, or is coincident with, a regular quarterly cash dividend, the Per Share Fair Market Value would be reduced by the per share amount of the portion of the cash dividend that would constitute an Ordinary Cash Dividend. In the event that such distribution is not so made, the Exercise Price and the number of Shares issuable upon exercise of this Warrant then in effect

shall be readjusted, effective as of the date when the Board of Directors determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

(D) Certain Repurchases of Common Stock. In case the Company effects a Pro Rata Repurchase of Common Stock, then the Exercise Price shall be reduced to the price determined by multiplying the Exercise Price in effect immediately prior to the Effective Date of such Pro Rata Repurchase by a fraction of which the numerator shall be (i) the product of (x) the number of shares of Common Stock outstanding immediately before such Pro Rata Repurchase and (y) the Market Price of a share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase, minus (ii) the aggregate purchase price of the Pro Rata Repurchase, and of which the denominator shall be the product of (i) the number of shares of Common Stock outstanding immediately prior to such Pro Rata Repurchase minus the number of shares of Common Stock so repurchased and (ii) the Market Price per share of Common Stock on the trading day immediately preceding the first public announcement by the Company or any of its Affiliates of the intent to effect such Pro Rata Repurchase. In such event, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be increased to the number obtained by dividing (x) the product of (1) the number of Shares issuable upon the exercise of this Warrant before such adjustment, and (2) the Exercise Price in effect immediately prior to the Pro Rata Repurchase giving rise to this adjustment by (y) the new Exercise Price determined in accordance with the immediately preceding sentence. For the avoidance of doubt, no increase to the Exercise Price or decrease in the number of Shares issuable upon exercise of this Warrant shall be made pursuant to this Section 13(D).

(E) Business Combinations. In case of any Business Combination or reclassification of Common Stock (other than a reclassification of Common Stock referred to in Section 13(A)), the Warrantholder's right to receive Shares upon exercise of this Warrant shall be converted into the right to exercise this Warrant to acquire the number of shares of stock or other securities or property (including cash) which the Common Stock issuable (at the time of such Business Combination or reclassification) upon exercise of this Warrant immediately prior to such Business Combination or reclassification would have been entitled to receive upon consummation of such Business Combination or reclassification; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Warrantholder shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to the Warrantholder's right to exercise this Warrant in exchange for any shares of stock or other securities or property pursuant to this paragraph. In determining the kind and amount of stock, securities or the property receivable upon exercise of this Warrant following the consummation of such Business Combination, if the holders of Common Stock have the right to elect the kind or amount of consideration receivable upon consummation of such Business Combination, then the consideration that the Warrantholder shall be entitled to receive upon exercise shall be deemed to be the types and amounts of consideration received by the majority of all holders of the shares of common stock that affirmatively make an election (or of all such holders if none make an election).

(F) Rounding of Calculations; Minimum Adjustments. All calculations under this Section 13 shall be made to the nearest one-tenth (1/10th) of a cent or to the nearest one-hundredth (1/100th) of a share, as the case may be. Any provision of this Section 13 to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable shall be made if the amount of such adjustment would be less than $0.01 or one-tenth (1/10th) of a share of Common Stock, but any such amount shall be carried forward and an adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate $0.01 or 1/10th of a share of Common Stock, or more.

(G) Timing of Issuance of Additional Common Stock Upon Certain Adjustments. In any case in which the provisions of this Section 13 shall require that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the Warrantholder of this Warrant exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such exercise by reason of the adjustment required by such event over and above the shares of Common Stock issuable upon such exercise before giving effect to such adjustment and (ii) paying to such Warrantholder any amount of cash in lieu of a fractional share of Common Stock; *provided, however*, that the Company upon request shall deliver to such Warrantholder a due bill or other appropriate instrument evidencing such Warrantholder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

(H) [Reserved]

(I) Other Events. The Exercise Price or the number of Shares into which this Warrant is exercisable shall not be adjusted in the event of a change in the par value of the Common Stock or a change in the jurisdiction of incorporation of the Company.

(J) Statement Regarding Adjustments. Whenever the Exercise Price or the number of Shares into which this Warrant is exercisable shall be adjusted as provided in Section 13, the Company shall forthwith file at the principal office of the Company a statement showing in reasonable detail the facts requiring such adjustment and the Exercise Price that shall be in effect and the number of Shares into which this Warrant shall be exercisable after such adjustment, and the Company shall also cause a copy of such statement to be sent by mail, first class postage prepaid, to each Warrantholder at the address appearing in the Company's records.

(K) Notice of Adjustment Event. In the event that the Company shall propose to take any action of the type described in this Section 13 (but only if the action of the type described in this Section 13 would result in an adjustment in the Exercise Price or the number of Shares into which this Warrant is exercisable or a change in the type of securities or property to be delivered upon exercise of this Warrant), the Company shall give notice to the Warrantholder, in the manner set forth in Section 13(J), which notice shall specify the record date, if any, with respect to any such action and the approximate date on which such action is to take place. Such notice shall also set forth the facts with respect thereto as shall be reasonably necessary to indicate the effect on the Exercise Price and the number, kind or class of shares or other securities or property

which shall be deliverable upon exercise of this Warrant. In the case of any action which would require the fixing of a record date, such notice shall be given at least 10 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 15 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

(L) Proceedings Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Section 13, the Company shall take any action which may be necessary, including obtaining regulatory, New York Stock Exchange, NASDAQ Stock Market or other applicable national securities exchange or stockholder approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock that the Warrantholder is entitled to receive upon exercise of this Warrant pursuant to this Section 13.

(M) Adjustment Rules. Any adjustments pursuant to this Section 13 shall be made successively whenever an event referred to herein shall occur. If an adjustment in Exercise Price made hereunder would reduce the Exercise Price to an amount below par value of the Common Stock, then such adjustment in Exercise Price made hereunder shall reduce the Exercise Price to the par value of the Common Stock.

14. [Reserved]

15. No Impairment. The Company will not, by amendment of its Charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrantholder.

16. Governing Law. **This Warrant will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. To the extent permitted by applicable law, each of the Company and the Warrantholder hereby unconditionally waives trial by jury in any civil legal action or proceeding relating to the Warrant or the transactions contemplated hereby or thereby.**

17. Binding Effect. This Warrant shall be binding upon any successors or assigns of the Company.

18. Amendments. This Warrant may be amended and the observance of any term of this Warrant may be waived only with the written consent of the Company and the Warrantholder.

19 . Prohibited Actions. The Company agrees that it will not take any action which would entitle the Warrantholder to an adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon exercise of this Warrant, together with all shares of Common Stock then outstanding and all shares of Common Stock then issuable

upon the exercise of all outstanding options, warrants, conversion and other rights, would exceed the total number of shares of Common Stock then authorized by its Charter.

20. Notices. Any notice, request, instruction or other document to be given hereunder by any party to the other will be in writing and will be deemed to have been duly given (a) on the date of delivery if delivered personally, or by facsimile, upon confirmation of receipt, or (b) on the second business day following the date of dispatch if delivered by a recognized next day courier service. All notices hereunder shall be delivered as set forth in Item 8 of Schedule A hereto, or pursuant to such other instructions as may be designated in writing by the party to receive such notice.

21. Entire Agreement. This Warrant, the forms attached hereto and Schedule A hereto (the terms of which are incorporated by reference herein) contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or undertakings with respect thereto.

[Remainder of page intentionally left blank]

[Form of Notice of Exercise]

Date: ________

TO: Flagstar Bancorp, Inc.

RE: Election to Purchase Common Stock

The undersigned, pursuant to the provisions set forth in the attached Warrant, hereby agrees to subscribe for and purchase the number of shares of the Common Stock set forth below covered by such Warrant. The undersigned, in accordance with Section 3 of the Warrant, hereby agrees to pay the aggregate Exercise Price for such shares of Common Stock via the cashless exercise provision of Section 3 of the Warrant. A new warrant evidencing the remaining shares of Common Stock covered by such Warrant, but not yet subscribed for and purchased, if any, should be issued in the name set forth below.

Number of Shares of Common Stock ________________

Aggregate Exercise Price: ________________

Holder: ________________
By: ________________
Name: ________________
Title: ________________

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by a duly authorized officer.

Dated: _______________

FLAGSTAR BANCORP, INC.

By: ___________________

Name:
Title:

Attest:

By: ___________________

Name:
Title:

[Signature Page to Warrant]

Schedule A

Item 1	
Name:	Flagstar Bancorp, Inc.
Corporate or other organizational form:	Corporation
Jurisdiction of organization:	Michigan
Item 2	
Exercise Price:	$62.00
Item 3	
Expiration Date:	January 30, 2019
Item 4	
Quarterly Dividend Threshold:	$5.00
Item 5	
[reserved]	
Item 6	
Number of shares of Common Stock underlying the Warrant (the "Warrant Shares"):	645,137.9
Item 7	
Company's address:	5151 Corporate Drive Troy, Michigan 48098
Item 8	
Notice information:	Paul D. Borja Executive Vice-President and CFO
Item 9	
Name of Registered Warrantholder:	

EXHIBIT B – FORM OF BIDDER LETTER

Dated as of the date set forth
on the signature page below

CONFIDENTIAL

Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Ladies and Gentlemen:

We refer to the proposed offer and sale by the United States Department of the Treasury (the "Holder") in a placement of warrants ("Warrants") of certain issuers to be specified to Bidders (as defined below) from time to time in a format substantially similar to Schedule C hereto (each, an "Issuer", and collectively, the "Issuers"). The offer and sale of the Warrants will be made without registration thereof under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from the registration requirements of the Act provided by Rule 144 thereunder ("Rule 144") or, where applicable, in reliance upon the exemption from the registration requirements of the Act provided by Section 3(a)(2) thereunder, and will be made pursuant to an auction (the "Auction"), the procedures, terms and conditions of which are set forth in Schedule D hereto (the "Auction Procedures") and certain additional information about which is set forth in Schedule E hereto. Deutsche Bank Securities Inc. is acting as placement agent (the "Placement Agent") and auction agent (the "Auction Agent") on behalf of the Holder in connection with the Auction.

Each Bidder and each investor for whom Bidder is acting as a fiduciary or agent must be (i) "qualified institutional buyers" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "1933 Act")) or (ii) institutions or other entities (not individuals) that are "accredited investors" that meet the standards in Rule 501(a)(1), (2), (3) or (7) under the Act and have total assets or assets under management of not less than $25,000,000.

This letter agreement (the "Bidder Letter") is being provided by the Bidder identified on the signature block hereto (the "Bidder") in connection with the Bidder's participation in the Auction (for its own account and for the account of any Represented Bidder (as defined below), each of whom is also required to execute this Bidder Letter) and the resulting purchase of any Warrant.

The Bidder hereby confirms its agreement as follows:

1. Representations, Warranties and Covenants of the Bidder.

1.1. (A) The Bidder represents and warrants that it is (i) either (A) a "qualified institutional buyer" (a "QIB"), as defined in Rule 144A under the Act; (B) an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) of

Regulation D under the Act with total assets in excess of $25,000,000 (an "Institutional Accredited Investor") or (C) a director or officer of an Issuer who, with respect to such Issuer, is an "accredited investor" as defined in Rule 501(a)(4) of Regulation D under the Act (each, an "Individual Accredited Investor" and, together with the Institutional Accredited Investors, each an "Accredited Investor")), and (ii) offering to acquire and will acquire any Warrant for which it is determined to be the Winning Bidder (as defined in Section 2 below) for its own account or the account of a QIB or Accredited Investor, in either case not with a view to distribution within the meaning of the Act. With respect to each Individual Accredited Investor, references in this Bidder Letter to any Issuer shall be deemed to refer only to the Issuer for which such individual is a director or officer, and references herein to any Warrant shall be deemed to refer only to the Warrant or Warrants issued by such Issuer.

(B) The Bidder understands any Warrant for which it is determined to be the Winning Bidder, and the shares of common stock of the relevant Issuer issuable upon exercise of such Warrant, are being offered in reliance upon the exemption from the registration requirements of the Act provided by Rule 144 or, where applicable, in reliance upon the exemption from the registration requirements of the Act provided by Section 3(a)(2) thereunder.

(C) The Bidder acknowledges and agrees that it (i) is a sophisticated investor; (ii) does not require the assistance of an investment adviser or other purchaser representative to purchase any Warrant; (iii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its prospective investment in any Warrant; (iv) has the ability to bear the economic risks of its prospective investment for an indefinite period of time; (v) can afford the complete loss of such investment; (vi) recognizes that an investment in any Warrant involves substantial risk; (vii) will purchase any Warrant for which it is selected as the Winning Bidder directly from the Holder and not from the Placement Agent; and (viii) understands that neither the Placement Agent nor any other broker or dealer has any obligation to make a market in any Warrant.

(D) The Bidder acknowledges and agrees that any bid it may submit in any Auction will be final and irrevocable, and may not be withdrawn, once the Auction closes, as described in the Auction Procedures.

(E) The Bidder acknowledges (i) it is not being provided with the disclosures that would be required if the sale of any Warrant were registered under the Act, nor is it being provided with any offering circular or prospectus prepared in connection with the Auction or the offer and sale of any Warrant, and none of the Holder, any Issuer or the Placement Agent will provide it with any other material regarding the Warrants or the Issuers prepared by any of them; (ii) it has conducted its own investigation into the terms of each Warrant and each Issuer for whose Warrant it will submit a bid in the Auction and, in

conducting that investigation, it has not relied on the Placement Agent or the Holder or on any statements provided by either the Placement Agent or the Holder concerning the Auction or any such Warrant or Issuer; (iii) it has had access to each such Issuer's public filings with the Securities and Exchange Commission (the "Commission") and to such other financial and other information, including publicly available filings and records, a copy of the form of certificate representing the Warrant, the Auction Procedures and the information set forth in Schedule D hereto, as it deems necessary to make its decision to submit bids in the Auction or to purchase any Warrant; and (iv) it is not relying on any advice or recommendation from the Holder or the Placement Agent, or any investigation that the Holder or the Placement Agent may have conducted, with respect to any Warrant or any Issuer, and neither the Holder nor the Placement Agent has made any representation, warranty or covenant, to it, express or implied, with respect thereto and neither the Holder nor the Placement Agent shall have any liability to it with respect thereto.

(F) The Bidder represents and warrants that it did not become aware the Warrants were being offered to it by any solicitation by any Issuer or by anyone on behalf of any Issuer of any offer to buy or sell the Warrants.

(G) The Bidder understands that the Holder may have access to information about the Issuers that is not generally available to the public, and acknowledges and agrees that, to the extent the Holder has any such information, such information need not (and shall not) be provided to the Bidder by the Holder, and that no such information has been provided to the Placement Agent. The Bidder further understands that the Holder is a federal agency and that, as described in the Auction Procedures and Schedule D, the Bidder's ability to bring a claim against the Holder under the federal securities laws may be limited.

(H) The Bidder understands that the Holder, the Placement Agent, each Issuer, and others will rely upon the truth and accuracy of the foregoing representations, acknowledgements and agreements, and agrees that if any of the representations or acknowledgements made by it is no longer accurate, the Bidder shall promptly notify the Holder, the Placement Agent and each relevant Issuer. If the Bidder is acquiring any Warrant as a fiduciary or agent for one or more investor accounts, it represents that (i) it has sole investment discretion with respect to each such account; (ii) it has full power to make the foregoing representations, acknowledgements and agreements on behalf of such account; and (iii) each such account is identified in Schedule A and makes the representations and warranties and agrees to the terms set forth herein.

(I) The Bidder acknowledges that (i) each Issuer is subject to extensive federal and state banking laws, including the Bank Holding Company Act of 1956, as amended (the "BHCA") or the Home Owners' Loan Act (the "HOLA"), and federal and state banking regulations, and that such laws and regulations may

impact the rights and obligations of holders of the Warrants, including an Issuer's ability to make payments or distributions in relation to, or redeem, any Warrant; and (ii) the common stock (the "Common Securities") underlying the Warrants of the respective Issuers are "voting securities" for the purposes of the BHCA, HOLA, or the Change in Bank Control Act (the "CBCA"), and as a result, (A) any bank holding company, savings and loan holding company or foreign bank that is subject to the BHCA or the HOLA may need approval to acquire or retain more than 5% of any then outstanding class of Common Securities (including those Common Securities underlying any Warrant); (B) any holder (or group of holders acting in concert) may need regulatory approval to acquire or retain 10% or more of any series of Common Securities (including those Common Securities underlying any Warrant) or to otherwise acquire control of an Issuer; and (C) a holder of 25% or more of any class of Common Securities (including those Common Securities underlying any Warrant), or a holder of a lesser percentage of the Common Securities that is deemed to exercise a "controlling influence" over an Issuer, may become subject to regulation under the BHCA or HOLA, as the case may be. Further, the Bidder acknowledges that (A) a holder or group of holders may also be deemed to control (i) an Issuer if it or they own one-third or more of an Issuer's total equity, both voting and non-voting, aggregating all shares held by the investor across all classes of stock, and including, possibly, any subordinated debt securities issued by the Issuer; or (ii) an Issuer (in the case of Issuers subject to the HOLA) if it or they contributed more than 25% of the capital of such Issuer and (B) the ownership of interests in banks, bank holding companies, savings associations, savings and loan holding companies, and generally in insured depositary institutions is high regulated, and there may be additional statutes, regulations, interpretations or guidance from regulators that could affect the Bidder's ability to own, or benefit from the ownership of, the Warrants or the Common Securities.

(J) The Bidder represents and warrants that it will not submit a bid or series of bids to purchase any Issuer's Warrant in such an amount that, singularly or in the aggregate, would result in the Bidder (i) owning more than 9.9% of such Issuer's Common Securities (including Common Securities underlying any Warrant); (ii) owning one-third or more of such Issuer's total equity; or (iii) contributing, in the case of Issuers subject to the HOLA, more than 25% of such Issuer's capital, unless in the case of clauses (i), (ii) or (iii) above, as applicable, the Bidder has all necessary regulatory approvals to do so.

(K) The Bidder acknowledges that is has reviewed, understands and will abide by the Auction Procedures set forth herein.

(L) All questions as to the validity, form, eligibility (including time of receipt) and acceptance of bids will be determined by the Holder, in its sole discretion, and the Holder's determination will be final and binding on all parties. The Holder reserves the absolute right to reject any or all bids it determines not to

be in proper form or the acceptance for payment of or payment for which may, in its opinion or the opinion of its counsel, be unlawful. No default or other failure by any Winning Bidder, or decision by the Holder not to accept payment with regard to a Warrant shall affect the obligation of any other Winning Bidders to purchase any Warrant in accordance with the terms set forth herein. The Holder also reserves the absolute right to waive any conditions of the Auction with respect to all bids or waive any defect or irregularity in any bid whether or not it waives similar defects or irregularities in the case of other bidders. No bid will be deemed to have been validly made until all defects or irregularities have been cured or waived. The Holder reserves all rights it may have at law or in equity or otherwise to pursue remedies available to it with regard to any failure by a Winning Bidder to purchase any Warrant hereunder, whether or not it pursues any remedies in the case of other Bidders. The Holder will not be liable for any decision to or failure to waive any condition of the Auction, or any defect or irregularity in any bid, or a failure to exercise any remedies available to it.

(M) Any Bidder that is an Individual Accredited Investor understands that it will receive a bidsheet that, in addition to the Warrant of the Issuer for which it is a director or officer, may include Warrants of other Issuers. Such Individual Accredited Investor represents, warrants and agrees that it will not submit any bids except on the Warrant of the Issuer for which it is a director or officer.

1.2. The Bidder acknowledges that no action has been or will be taken in any state or in any jurisdiction outside the United States by the Holder, the Placement Agent or any Issuer that would permit an offering of any Warrant, or possession or distribution of offering materials in connection with the Auction, in any state or in any jurisdiction outside the United States where action for that purpose is required.

1.3. The Bidder represents and warrants to, and covenants with, the Holder, the Placement Agent and any Issuer of any Warrant for which it is the Winning Bidder, that (a) the Bidder (i) has full right, power, authority and capacity to enter into this Bidder Letter and to consummate the transactions contemplated hereby; (ii) has taken all necessary action to authorize the execution, delivery and performance of this Bidder Letter; and (iii) has duly executed and delivered this Bidder Letter and (b) the Bidder Letter constitutes a legal, valid and binding obligation of such Bidder, enforceable in accordance with its terms.

1.4. The Bidder understands that nothing in the Bidder Letter, any Issuer's public filings with the Commission or any other materials obtained by the Bidder in connection with the Auction or the purchase of any Warrant from the Holder, the Placement Agent or any Issuer constitutes legal, tax, regulatory, accounting or investment advice. The Bidder represents and warrants that it has consulted such legal, tax, regulatory, accounting and investment advisers as it, in its sole discretion, has deemed necessary or appropriate in connection with the Auction or the purchase of any Warrant.

1.5. The Bidder acknowledges and agrees that (i) any purchase of any Warrant in the Auction is an arm's-length commercial transaction between such Bidder, on the one hand, and the Holder, on the other; and (ii) none of the Holder, any Issuer or the Placement Agent has assumed an advisory, fiduciary or similar responsibility in favor of the Bidder with respect to the Auction or any purchase contemplated thereby or the process leading thereto (irrespective of whether any of them has advised or is currently advising the Bidder on other matters) or any other obligation to the Bidder except the obligations expressly set forth in this Bidder Letter.

1.6. The Bidder (i) disclaims any reliance upon the Placement Agent or the Holder or their respective officers, directors, employees, attorneys or affiliates with respect to the negotiation, execution or performance of the Auction, this Bidder Letter (including the Auction Procedures), or any representation or warranty made in, in connection with, or as an inducement to the Auction or this Bidder Letter (including the Auction Procedures); (ii) agrees that all claims, obligations, liabilities, demands or causes of action that may be based upon, arise under or relate to the Auction or this Bidder Letter (including the Auction Procedures), or their respective negotiation, execution or performance may be made only against the Issuers, as applicable; and (iii) waives and releases all liabilities, claims, demands, causes of action and obligations against the Placement Agent, the Holder and their respective officers, directors, employees, attorneys or affiliates in connection with the Auction or the Bidder Letter (including the Auction Procedures).

1.7. The Bidder represents and warrants that neither it nor any person or entity controlling, controlled by or under common control with it, nor any person or entity having a beneficial interest in it, nor, to the knowledge of the Bidder, any director, officer, agent, employee or affiliate thereof, nor any other person or entity on whose behalf the Bidder is acting: (i) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC); (iii) is a Designated National other than an "unblocked national" as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; (iv) is a non-U.S. shell bank (as set forth in Section 313 of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act)) or is providing banking services indirectly to a non-U.S. shell bank; (v) is a senior non-U.S. political figure or an immediate family member or close associate of such figure or an entity owned or controlled by such a figure or by a non-U.S. governmental entity; (vi) is a person with whom a U.S. citizen or entity is prohibited from transacting business, whether such prohibition arises under U.S. law, regulation, executive order, anti-money laundering, antiterrorist, financial institution and asset control laws, regulations, rules or orders, or as a result of any list published by the U.S. Department of Commerce, the U.S. Department of Treasury, or the U.S. Department of State, including any agency or office thereof; or (vii) is a person who has funded or supported terrorism or suspected terrorist organization or who has

engaged in, or derived funds from, activities that relate to the laundering of the proceeds of illegal activity.

1.8. The Bidder represents and warrants that neither it nor any person or entity controlling, controlled by or under common control with it, nor any person or entity having a beneficial interest in it, nor, to the knowledge of the Bidder, any director, officer, agent, employee or affiliate thereof, nor any other person or entity on whose behalf the Bidder is acting, will result in, by reason of such person's or entity's participation in the Auction or purchase of any Warrant, the violation of any law, regulation or governmental order (including bank or other financial institution regulatory laws, regulations or orders or securities laws) to which the related Issuer is subject or to which the offer and sale of the Warrants may be subject (any such Bidder, collectively with any Bidder in categories 1.7(i) through 1.7(vii) above, a "Prohibited Investor").

1.9. The Bidder agrees to provide, promptly upon request, all information that the Holder, the Placement Agent or any Issuer for which the Bidder is the Winning Bidder reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist, financial institution and asset control laws, regulations, rules and orders. The Bidder consents to the disclosure to regulators and law enforcement authorities by the Holder, the Placement Agent and any Issuer with respect to which the Bidder is a Winning Bidder of such information about the Bidder as they reasonably deem necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist, financial institution and asset control laws, regulations, rules and orders. If the Bidder is a financial institution that is subject to the Bank Secrecy Act, as amended (31 U.S.C. Section 5311 et seq.) and its implementing regulations (collectively, the "Bank Secrecy Act"), the Bidder represents that it has met and will continue to meet all of its obligations under the Bank Secrecy Act. The Bidder further represents and warrants that the funds used to purchase any Warrant were legally derived from legitimate sources and not from any Prohibited Investor. The Bidder acknowledges that if, following any investment in any Warrant, the Holder, the Placement Agent or the relevant Issuer determines that the Bidder is (x) a Prohibited Investor; (y) a person or entity whose identity or structure is determined by the Office of the Comptroller of the Currency, Federal Reserve, FDIC or other financial regulatory authority to preclude such regulatory authority from allowing such relevant Issuer to participate in any auction for or otherwise preclude such relevant Issuer from participating in any acquisition of a financial institution or otherwise precludes the granting of any approval, consent or similar action; or (z) otherwise engaged in illegal or suspicious activity or refuses to provide promptly information that the Holder, the Placement Agent or the relevant Issuer requests, then in each case the relevant Issuer has the right or may be obligated to prohibit additional investments, segregate the assets constituting, and/or withhold or suspend distributions to the Bidder in respect of, the investment in accordance with applicable regulations or immediately require the Winning Bidder to transfer such Warrant. The Bidder further acknowledges it will not have any claim against the Holder, the Placement Agent or any such Issuer or any of their respective affiliates or agents for any form of damages as a result of any of the foregoing actions.

2. Agreement to Sell and Purchase the Warrants; Placement Agent.

2.1 Upon the terms and subject to the conditions set forth in this Bidder Letter, if the Holder has identified the Bidder as the winning bidder (a "Winning Bidder") for Warrants of one or more Issuers in the Auction, then the Holder will sell to the Bidder, and the Bidder will purchase from the Holder, such Warrant or Warrants.

2.2. The Holder will enter into letter agreements similar to this Bidder Letter with certain other bidders (the "Other Bidders") and may complete sales of Warrants of Issuers to such Other Bidders. The Bidder and the Other Bidders are hereinafter sometimes collectively referred to as the "Bidders"; and the Bidders who are identified as Winning Bidders in respect of each Issuer whose Warrant is being offered and sold in the Auction are hereinafter sometimes collectively referred to as the "Winning Bidders."

3. Closings and Delivery of Warrants and Funds.

3.1. The completion (the "Closing") of the purchase and sale of the Warrants to the Bidder (if the Bidder is a Winning Bidder) shall occur at a time and on a date (the "Closing Date") identified to the Bidder by the Holder when it confirms the identities of the Winning Bidders. The Closing Date is expected to be at approximately 9:00 a.m. on the fourth business day immediately following the business day on which the Auction is completed (which, for these purposes, shall be the business day on which Winning Bidders are notified). A "business day" is a day on which the stock exchange on which the common stock of the Issuer for which the Bidder is a Winning Bidder is open for trading, and on which banks in New York are open for business and not permitted by law or executive order to be closed.

3.2. If the Holder accepts a Bidder's bid to purchase any Warrant, the Holder shall notify the Bidder, in the manner specified in the Auction Procedures, that the Holder shall sell to such Winning Bidder, and such Winning Bidder shall purchase any Warrant for which it submitted the winning bid, on the Closing Date. Prior to the Closing Date, the Placement Agent (if so directed by the Holder) or the Holder shall provide payment and wire transfer instructions to the Winning Bidders, which shall instruct such Winning Bidders to pay to the Holder on or prior to the Closing Date, in accordance with such instructions, the aggregate purchase price (the "Purchase Price") for each Warrant for which they are the Winning Bidder by wire transfer of Federal or other funds immediately available in New York. Such wire transfer must be received by no later than 11:00 a.m. New York City time on the Closing Date. Delivery of each Warrant shall be in the form of physical certificates (each, a "Warrant Certificate") registered in the name provided by the relevant Winning Bidder in the signature block or in Schedule A below. Such physical certificates will be delivered to the Winning Bidders in accordance with their delivery instructions provided pursuant to Section 3.3 below. Delivery of the Warrant Certificates will be made to the Winning Bidders after the Holder has confirmed its receipt of the Purchase Price on the Closing Date. If the Winning Bidder has allocated the relevant Warrant to four or more Represented Bidders (as defined below), then the Holder

may make the Warrant available for delivery on the business day next following the Closing Date.

3.3 Each Bidder must complete the Investor Legal Name and Address columns in Schedule A for any other investors for which Bidder is acting as fiduciary or agent in the Auction ("Represented Bidders") when the signed Bidder Letter is returned by such Bidder. After the Winning Bidders have been determined, each Winning Bidder will be required to provide promptly (both for itself and for any Represented Bidder in whose names the Warrant will be registered), by filling in an electronic schedule in a format to be provided by the Holder or the Auction Agent (or one of their respective representatives) to be e-mailed to the Holder and its counsel, a completed and executed set of the allocation and settlement instructions that will include the following: (i) name, (ii) address and contact information for investor and any custodian, (iii) taxpayer identification number; (iv) authorized signatories; (v) investor's funding account information; (vi) allocations with respect to such Winning Bidder's Warrant(s) among any Represented Bidders; (vii) affirmations by the Winning Bidder and any Represented Bidders as to the completeness and accuracy of such information; and (viii) FedEx account details in the case of any warrants to be delivered by overnight mail. Such information must be provided within 24 hours of the Bidder being notified that it has been determined to be a Winning Bidder. If such instructions and information are not received by the Holder and its counsel within the 24 hour time period from the time the notice of acceptance and confirmation of sale is sent to you, all of the Warrants for which such Winning Bidder's bid was accepted will be delivered in the name of that Winning Bidder at the Closing.

3.4 No later than 2:00 p.m. New York City time on the business day prior to the Closing Date, each Winning Bidder will deliver to the Holder in escrow a cross-receipt (in a form to be prepared by Holder's counsel) which is reasonably acceptable to the Holder and its counsel, executed by such Winning Bidder and any Represented Bidders that it identified on Schedule A hereto.

3.5. No later than 11:00 a.m. New York City time on or prior to the Closing Date, the Winning Bidder shall remit the aggregate purchase price for any Warrants for which it is the Winning Bidder to the Holder by wire transfer of Federal or other U.S. dollar denominated funds immediately available in New York in accordance with the instructions provided pursuant to Section 3.2 hereof; provided that if the Winning Bidder remits the Purchase Price later than 11:00 a.m. New York City time on the Closing Date at the Holder's discretion the Closing may occur on a subsequent date.

3.6. The Bidder understands and agrees that the Holder's obligations to sell Warrants to any Winning Bidder shall be subject to the following conditions, either of which may be waived by the Holder: (i) the accuracy of the representations and warranties, and the performance of the covenants, made by the Bidder in this Bidder Letter; and (ii) the satisfaction or waiver of all conditions set forth in the placement agreement (the "Placement Agreement") among the Holder, the Placement Agent and the Issuer whose Warrant such Winning Bidder has purchased. The Winning Bidder's obligation to purchase any Warrant shall also be subject to the condition that neither

the Placement Agent nor the Holder shall not have terminated the Placement Agreement in accordance with the terms thereof with respect to such Warrant prior to the Closing.

4. Binding Effect. The Bidder Letter shall be binding upon and shall inure to the benefit of the Placement Agent and the Holder, and their respective successors and permitted assigns, and no other person shall have any rights or obligations hereunder; provided that the Bidder acknowledges and agrees any Issuer on whose Warrant the Bidder bids may rely on the representations, warranties and covenants given by the Bidder in Section 1 above; and further provided that the Holder shall be a third-party beneficiary with respect to the representations, warranties and covenants given by the Bidder herein. The Bidder understands and agrees that the Holder may rely upon the representations, warranties and covenants made by the Bidder in this Bidder Letter. The Placement Agent shall, upon the request of the Holder, provide a copy of this Bidder Letter to the Holder, and the Bidder agrees to any such provision of this Bidder Letter thereto.

5. Severability. In case any provision contained in this Bidder Letter should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

6. Notices. All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, faxed, telecopied or telegraphed and confirmed as follows: if to the Placement Agent, to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005; Attention: Equity Capital Markets Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, New York 10005, Attention: General Counsel; if to the Holder, to United States Department of the Treasury, 1500 Pennsylvania Avenue, NW, Washington, D.C. 20220, with a copy to Chief Counsel, Office of Financial Stability, OFSChiefCounselNotice@do.treas.gov, facsimile: 202-927-9219; and if to the Bidder, to the address set forth on the signature page hereto.

7. Governing Law. This Bidder Letter shall be governed by and construed in accordance with the laws of the State of New York; provided that all rights and obligations of the Holder under this Bidder Letter shall be governed by and construed in accordance with the federal law of the United States of America. To the extent that a court looks to the laws of any State to determine or define the United States federal law, it is the intention of the parties hereto that such court shall look only to the laws of the State of New York without regard to its rules of conflicts of laws.

8. Headings. The headings of the various sections of this Bidder Letter have been inserted for convenience of reference only and shall not be deemed to be part hereof.

[*Remainder of page intentionally left blank*]

BIDDER AFFIRMATION: The Bidder confirms that (i) it has investment discretion and authority over each Represented Bidder listed in Schedule A, (ii) the legal names of the Represented Bidders included in Schedule A are complete and accurate, and (iii) each Represented Bidder listed in Schedule A meets the eligibility requirements set forth in the Bidder Letter submitted by the Bidder.

IN WITNESS WHEREOF, the undersigned has signed this Bidder Letter on the date set forth below and in the capacity indicated herein.

Very truly yours,

____
Name of Bidder

By: ____________________
Name:
Title:

Date: ____________________

Name For Warrant Certificate (if different from the above)

____

____

Bidder Address:

____

____

____

Additional Bidder Contact Information:

Telephone: ____________________

Fax: ____________________

E-mail: ____________________

REPRESENTED BIDDER AFFIRMATION: Each undersigned Represented Bidder (representing all Represented Bidders set forth on Schedule A hereto) confirms that (i) the information set forth in Schedule A relating to it is complete and accurate, and (ii) such Represented Bidder meets the eligibility requirements, and hereby makes the representations, warranties, covenants and other agreements set forth in the Bidder Letter submitted by the Bidder.

____
Name of Represented Bidder

By: ____________________
Name:
Title:

____
Name of Represented Bidder

By: ____________________
Name:
Title:

(Bidder to provide additional signature pages for any further Represented Bidders as may be necessary)

Schedule A – Information Relating to Represented Bidders

Name (any account(s) on behalf of whom the Bidder may be submitting bids in whose name Warrants would be registered)	**Address**

IF NECECSSARY FOR ADDITIONAL ACCOUNTS, ATTACH ADDITIONAL COPIES OF SCHEDULE A.

(1) Each Winning Bidder is required to provide registration and delivery instructions for itself and for each Represented Bidder **not later than 24 hours from the time the notice of acceptance and confirmation of sale is sent to it**. Such instructions must be provided for each holder or nominee of the Warrants for whom such Bidder is bidding. The information to be provided is summarized in Section 3.3 of the Bidder Letter.

Warrants will be delivered in physical form only, and will only be physically released (and placed with a courier service) once payment is received. Winning Bidders (including on behalf of Represented Bidders) may either (1) provide a delivery address in the United States that accepts courier service (no post office boxes) AND provide an account number for Federal Express or (2) arrange to send a messenger to pick up the securities at the New York City offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, NY 10019, Attention: **Youjung Park**. Providing a delivery address without a valid Federal Express account number will be invalid and the relevant Warrants will be held for pickup at the offices of Paul Weiss.

Schedule B – Form of Bid Sheet

U.S. Treasury Warrant Placements - [Date]

Institution name:		***Office phone:***	
Client first name:		***Mobile phone:***	
Client last name:		***Email:***	

#	Company	Ticker	Expiration Date	Exercise Price	Warrant Shares	Quarterly Dividend Threshold	Minimum Bid Price (in aggregate)	Bid Price (in aggregate)
1								
2								
3								
4								
5								
6								
7								
8								
9								
10								
11								
12								
13								
14								
15								
16								
17								
18								
19								

By submitting this bid sheet, the Bidder hereby confirms that all of the representations, warranties, acknowledgements and agreements set forth in its previously executed Bidder Letter delivered to Deutsche Bank Securities Inc. continue to be true, complete and correct, and that such Bidder Letter continues to be a legal, valid and binding obligation of such Bidder, enforceable in accordance with its terms.

Schedule C

AUCTION PROCEDURES

The following describes the process to be used in determining the Clearing Price for each Warrant being sold in each Auction. The Holder and Placement Agent, using an auction process conducted by Deutsche Bank Securities Inc. in its capacity as the Auction Agent, will determine the Clearing Price and the Winning Bidder for each Warrant. Both the Issuer of each Warrant and any directors and officers of such Issuer who the Issuer has indicated may participate in the Auction may (but are not required to) bid in the Auction for the Warrant of that Issuer (but not for other Warrants). **Bids become final and irrevocable, and may not be withdrawn, once the Auction closes.** After the Auction closes, the Holder and the Placement Agent will determine the Clearing Price for each Warrant being sold, and if the Holder chooses to proceed with the sale of those Warrants, the Holder will sell each such Warrant to the respective Winning Bidder.

Auction Process

General

- The Auction Agent, on behalf of the Holder, will conduct a simultaneous auction in which bids are solicited for Warrants of several Issuers previously identified to eligible Bidders. It is currently anticipated that the Warrants of at least 10 Issuers will be sold in each Auction, but the actual number of Issuers in each Auction will be determined on a case-by-case basis (and may be fewer than 10 in any particular Auction).

- Upon request to the Placement Agent during the Auction, Bidders will receive a bidder letter to execute and return to the Auction Agent and a bid sheet on which they will have an opportunity to record a bid on the Warrants of some or all of such Issuers. In order to submit a bid, a Bidder must send an e-mail attaching both its completed and executed bid letter and bid sheet to specified e-mail addressees at the Auction Agent prior to the Submission Deadline. **Each Bidder may submit only a single bid sheet.**

- Bids for each Issuer's Warrant must be made for the entire Warrant, and not for any fraction thereof. Each Warrant position will be subject to a minimum bid price determined by the Holder, which will be specified in the circulated bid sheet. Bids for a Warrant may be placed at any price at or above such minimum bid price.

- Each Auction will commence at the date and time specified by the Auction Agent in the bid sheet, and will end at the date and time specified by the Auction Agent in the bid sheet (the "Submission Deadline").

- If a malfunction, technical or mechanical problem, calamity, crisis or other similar event occurs that the Auction Agent or the Holder believes may interfere with an Auction, the Holder may (in consultation with the Auction Agent) decide to extend, or cancel and reschedule, such Auction. The Auction Agent will advise Bidders of any such decision via e-mail, telephone or facsimile, and will attempt to make such notification prior to the scheduled Submission Deadline. If an Auction is extended such that it closes at a later time on the same business day, any bids previously submitted will continue to be valid, but if the Auction is extended such that it closes on the following business day or later, or is cancelled, all bids will be cancelled at the time of such extension or cancellation.

The Bidding Process

- Bids will only be accepted if they are at or above the minimum bid price, and only if they are made on an unconditional basis. Each Warrant position is being auctioned on a winner-take-all basis (although the Holder may, in its discretion, decide to refrain from selling a particular Warrant once its Clearing Price has been determined).

- Bids for each Warrant should be made to the nearest dollar. If bids that include fractions of a dollar are submitted for any Warrant, that fraction will be rounded to the nearest dollar.

- No maximum bid price or auction price range will be established in connection with any Auction, which means that there is no ceiling on the price that Bidders can bid for a Warrant.

- Once the Auction begins, Bidders may submit their completed bid letters and bid sheets to the Auction Agent. **Bids become final and irrevocable, and may not be withdrawn, once the Auction closes.** The Holder and the Auction Agent will rely on all submitted bids in setting the Clearing Price for each Warrant and in notifying Winning Bidders.

- When submitting a bid sheet, each Bidder will be required to provide the price it is willing to pay for each Warrant on which it submits a bid, together with any additional information that may be required to enable the Auction Agent to identify it, confirm its eligibility and suitability for participating in the Auction, and, if it becomes a Winning Bidder, enable the Holder to consummate the sale of the relevant Warrants to such Bidder.

- If a Bidder is requested to reconfirm a bid and fails to do so in a timely manner, the Holder and the Auction Agent may deem such Bidder's bid to have been invalid, and may withdraw that bid from consideration in the Auction. The Holder and the Auction Agent may, however, choose to accept any such bid even if it has not been reconfirmed.

- The Holder or the Auction Agent may reject any bid that it determines, in its discretion, has a potentially manipulative, disruptive or other adverse effect on the Auction.

- The Auction Agent will not provide bidders (including any Issuer or any Issuer's directors or officers) with any information about the bids of other Bidders or auction trends, or with advice regarding bidding strategies, in connection with the Auction.

- All questions as to the validity, form, eligibility (including time of receipt) and acceptance of bids will be determined by the Holder, in its sole discretion, and the Holder's determination will be final and binding on all parties. The Holder reserves the absolute right to reject any or all bids it determines not to be in proper form or the acceptance for payment of or payment for which may, in its opinion or the opinion of its counsel, be unlawful. No default or other failure by any Winning Bidder, or decision by the Holder not to accept payment with regard to a Warrant shall affect the obligation of any other Winning Bidders to purchase any Warrant in accordance with the terms set forth herein. The Holder also reserves the absolute right to waive any conditions of the Auction with respect to all bids or waive any defect or irregularity in any bid whether or not it waives similar defects or irregularities in the case of other bidders. No bid will be deemed to have been validly made until all defects or irregularities have been cured or waived. The Holder reserves all rights it may have at law or in equity or otherwise to pursue remedies available to it with regard to any failure by a Winning Bidder to purchase any Warrant hereunder, whether or not it pursues any remedies in the case of other Bidders. The Holder will not be liable for any decision to or failure to

waive any condition of the Auction, or any defect or irregularity in any bid, or a failure to exercise any remedies available to it.

- If the Holder determines that a Bidder is a Winning Bidder with respect to one or more Warrants, that Bidder will be obligated to purchase from the Holder all those Warrants for which it has been identified as the Winning Bidder.

- Both the Issuer of each Warrant and any directors and officers of such Issuer who the Issuer has indicated may participate in the Auction may (but are not required to) bid in the Auction for the Warrant of that Issuer (but not for other Warrants). If an Issuer or any such director or officer decides to bid, it will not receive preferential treatment of any kind and would participate on the same basis as all other Bidders, except that any Issuer or any such director or officer will be required to submit any final bid it may enter by 6:00 p.m., New York City time, on the date on which the Auction is conducted (unless the Auction Agent is notified by the Holder that no such earlier deadline is required). Bidders will not be notified by either the Auction Agent or the Holder whether any Issuer or any Issuer's directors or officers has bid in an Auction or the terms of any such bid or bids.

Determination of Winning Bidders

- The Auction Agent will aggregate all bids in an aggregation system. That aggregation of bids will not be available for viewing by any Bidder (including the Issuers).

- Promptly after the Auction Agent determines the Clearing Price for each Warrant being sold in the Auction following the Submission Deadline, it will communicate such Clearing Prices to the Holder. **The Holder may, in its discretion, decide to refrain from selling any one or more of the Warrants offered in the Auction after the Clearing Price for such Warrant or Warrants has been determined.** Once the Holder accepts the Clearing Price and determines the Winning Bidder for each Warrant, the Auction Agent will confirm the identities of the Winning Bidders and inform them of such determination.

- If identical bids for any Warrant offered in the Auction are received, the determination of the identity of any Winning Bidder will be determined on the basis of the time stamp on the e-mail returning its bid sheet (with the first-in-time Bidder to have submitted a valid bid being the winner).

- The Auction Agent will notify each Winning Bidder by electronic message, telephone, facsimile or otherwise that the Auction has closed and that its bids have been accepted. If a Bidder is not the Winning Bidder, it may be notified that its bids have not been accepted (but the Auction Agent is under no obligation to provide any such notification).

- The Clearing Price and identities of the Issuers whose Warrants are being sold are expected to be announced via press release prior to the opening of the equity markets on the business day following the end of the Auction. The Clearing Price will also be included in the notice of acceptance to be sent to each Winning Bidder.

- If a Bidder submits successful bids, it will be obligated to purchase each Warrant for which it is determined to be the Winning Bidder regardless of whether it is aware that the notice of acceptance of its bid has been sent. As a result, each Bidder will be responsible for paying for any Warrant for which it is the Winning Bidder, at the price specified on such Bidder's bid sheet.

Eligibility and Account Status

In order to participate in an Auction, a prospective Bidder must execute and return a Bidder Letter to the Auction Agent. The only persons who can become Bidders are (i) persons who are either (A) QIBs; or (B) "accredited investors" as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act who have represented they have total assets in excess of $25,000,000, and who are invited to participate in the Auction by the Auction Agent, (ii) the Issuer (with respect to the Auction for its Warrant) and (iii) any directors or officers of an Issuer who are "accredited investors" as defined in Rule 501(a)(4) of Regulation D under the Act and have been invited by such Issuer to participate in the Auction (with respect to the Auction for such Issuer's Warrant).

Because the Warrants are complex financial instruments for which there will be no established trading market, suitability standards have been established to evaluate whether an investment in any Warrant is appropriate for any particular Bidder. Those standards will be implemented in accordance with the applicable legal requirements and guidelines. If a Bidder does not meet the relevant suitability requirements, it will not be permitted to participate in the Auction.

The Auction Agent may require Bidders to submit additional information, such as tax identification numbers, a valid e-mail address and other contact information, and other information that may be required to establish or maintain an account.

None of the Placement Agent, the Holder or any Issuer of Warrants has undertaken any efforts to qualify any Warrant for sale in any jurisdiction outside the United States. Except to the limited extent that the Auction may be open to certain non-U.S. investors under private placement exemptions in certain countries other than the United States, potential Bidders located outside the United States should not expect to be eligible to participate in the Auction.

Auction Process Developments

Each Bidder should monitor its relevant e-mail accounts, telephone and facsimile for notifications related to ongoing Auctions, which may include:

- *Potential Request for Reconfirmation.* The Auction Agent may ask a Bidder to reconfirm its bid (at the Auction Agent's discretion) by directly contacting such Bidder, although the Auction Agent is under no obligation to reconfirm bids for any reason. If a Bidder is requested to reconfirm a bid and fails to do so in a timely manner, the Holder and the Auction Agent may deem its bid to have been invalid, and may withdraw that bid from consideration in the Auction. The Holder and the Auction Agent may, however, choose to accept any such bid even if it has not been reconfirmed.
- *Notice of Acceptance.* Notification as to whether any of a Bidder's bids are successful and have been accepted. This notification will include the final Clearing Price for each Warrant for which the Bidder is a Winning Bidder. If a Bidder's bids are accepted, it will be informed about the results of the Auction.

Schedule D

RISKS RELATED TO THE AUCTION PROCESS AND THE WARRANTS

The market value of the Warrants could decline following the Auction.

The Clearing Price for each Warrant will be determined via the Auction. There will be no public market for any Warrant, and the Clearing Price for such Warrant may bear no relation to market demand for such Warrant in the future. Limited liquidity in any Warrant could also cause the market value of such Warrant to decline. If a Bidder's objective is to make short-term profit by selling any Warrant it purchases in the offering shortly after the completion of the Auction, it should not submit a bid in the Auction.

The minimum bid price that the Holder has set for each Warrant may bear no relation to the market values of such Warrants following the Auction.

There will be no public market for any Warrant, and the minimum bid price for each Warrant will be determined by the Holder. None of the Issuers will participate in the determination of the minimum bid price, and therefore will not be able to provide any information regarding the factors considered in such determination. An analysis of the value of complex securities such as the Warrants is necessarily uncertain, as it may depend on several key variables, including for example the volatility of the trading prices of the underlying security. The difficulty associated with determining the value of the Warrants is further increased by the substantial time period during which the Warrants can be exercised. A Winning Bidder may not be able to resell any Warrant it purchases for an amount in excess of the minimum bid price for such Warrant.

Auctions may result in a phenomenon known as the "winner's curse."

Auctions may result in a phenomenon known as the "winner's curse." At the conclusion of an Auction, Winning Bidders may infer that there is little demand for the Warrants they have purchased at or above the relevant Clearing Prices. As a result, Winning Bidders may conclude that they paid too much, and could seek to immediately sell such Warrants to limit their losses. This may result in reduced demand for such Warrants and a significant decline in their market value.

The Clearing Price for each Warrant may bear little or no relationship to the market value of that Warrant that would be established using traditional valuation methods or the market price of the common stock of the related Issuer, and, therefore, the market value of each Warrant may decline significantly following the Auction.

The Clearing Price for each Warrant being sold in an Auction may have little or no relationship to, and may be significantly higher than, the market value of that Warrant that otherwise would be established using traditional indicators of value, such as an Issuer's future prospects and those of its industry in general; its revenues, earnings, and other financial and operating information; multiples of revenue, earnings, cash flows, and other operating metrics; market prices of securities and other financial and operating information of companies engaged in activities similar to such Issuer; and the views of research analysts. The market value of any Warrant may vary significantly from its Clearing Price. Bidders should not submit a bid in the Auction unless they are willing to take the risk that the market value of the Warrants could decline significantly.

No maximum bid price or set auction price range has been established in connection with any Auction.

Although the Holder will establish a minimum bid price for each Warrant in connection with each Auction, no maximum bid price or set price range will be implemented, meaning that there is no ceiling on the amount that a Bidder can bid for any particular Warrant. Since the only pricing information being provided in connection with the Auction is the minimum bid price, bids are final and irrevocable once the Auction closes, and there is no obligation for the Holder or the Auction Agent to reconfirm bids for any reason, each Bidder should carefully evaluate all factors that may be relevant about each Issuer, its operations, the Warrants and the Auction in determining the appropriateness of any bids it may submit.

Winning Bidders will be obligated to purchase all Warrants for which they submit winning bids, so Bidders should not make bids for more Warrants than they are prepared to purchase.

Each bid for a different Warrant may result in a Bidder being determined to be the Winning Bidder for that Warrant. Bids submitted to the Auction Agent or the Holder are final and irrevocable once the Auction closes, and Bidders who submit successful bids and are identified as Winning Bidders with respect to particular Warrants will be obligated to purchase all such Warrants (if the Holder elects to sell those Warrants at the relevant Clearing Prices). Accordingly, the sum of a Bidder's bids set out on its bid sheet should be no more than the total aggregate value and amount of Warrants of all Issuers that such Bidder is willing to purchase, and a Bidder should not submit a bid that does not accurately represent the total Warrants it is willing and prepared to purchase.

Submitting a bid may not guarantee a purchase of Warrants, even if a Bidder submits a bid at or above the Clearing Price for a particular Warrant.

The Holder and the Auction Agent may require, at its discretion, that a Bidder confirm its bids before the Auction closes (although neither the Holder nor the Auction Agent is under any obligation to reconfirm bids for any reason). If a Bidder is requested to reconfirm a bid and fails to do so in a timely manner, the Holder and the Auction Agent may deem its bid to have been invalid, and may withdraw that bid from consideration in the Auction. The Holder and the Auction Agent may, however, choose to accept any such bid even if it has not been reconfirmed. In addition, the Holder or the Auction Agent may reject any bid that it determines, in its discretion, has a potentially manipulative, disruptive or other adverse effect on the Auction. The Holder may also decide, in its sole discretion, not to sell any particular Warrant after the Clearing Price for such Warrant has been determined.

The Warrants are a risky investment. A Winning Bidder may not be able to recover the value of its investment in any Warrant, and any Warrant may expire worthless.

For certain Issuers, the last reported price of their common stock may be below the per-share exercise price of the relevant Warrant. In order for a Winning Bidder to recover the value of its investment in any such Warrant, either such Issuer's stock price must increase to more than the sum of the per-share exercise price of such Warrant and the Clearing Price of such Warrant, or such Winning Bidder must be able to resell such Warrant at a price above the Clearing Price. If the price of the common stock of any such Issuer does not increase to the level discussed above during the period when the related Warrant is exercisable, a Winning Bidder will likely not be able to recover the value of its investment in such Warrant. In addition, if that common stock price remains below the per-share exercise price of the related Warrant, such Warrant may not have any value and may expire without being exercised, in which case the Winning Bidder will lose its entire investment with respect to such Warrant. In addition, each Warrant is exercisable only until the expiration date specified in such Warrant. Generally, a component of the value of option securities such as the warrants is time until expiration and, as the period of time until expiration of each Warrant decreases, the market value of such Warrant will, holding other variables

constant, likely decline. Furthermore, upon cashless exercise of a Warrant, the holder of that Warrant will receive a number of shares of stock calculated based on the closing price of the related common stock on that day, meaning that the number of shares and the value of any such common stock received upon exercise will depend on the market price of such common stock on the exercise date.

There will be no established trading market for any Warrants.

There will be no established trading market for any Warrants. The Clearing Price for each Warrant is being determined via the Auction; the market value of any Warrant may decline below its Clearing Price, and may be volatile. The ability of the Winning Bidder to resell a Warrant will depend on a number of factors, including, but not limited to, the related Issuer's performance, the market for similar securities, the market price of such Issuer's common stock and compliance with the relevant restrictions on resale of such Warrant.

The Warrants are not suitable for all potential investors.

The Warrants are complex financial instruments for which there will be no established trading market. Accordingly, suitability standards have been established to evaluate whether an investment in any Warrant is appropriate for any particular Bidder. If a potential Bidder does not meet the relevant suitability requirements, it will not be able to bid in the Auction. **Each Bidder should be prepared to sustain a total loss of the purchase price of any Warrants it purchases.**

Purchasers of Warrants who exercise their Warrants may incur immediate and future dilution.

Upon exercise of Warrants for shares of common stock, an exercising Warrant holder could experience immediate and substantial dilution if the per-share exercise price of its Warrant at that time were higher than the net tangible book value per share of the outstanding common stock. In addition, a Warrant holder will experience dilution (subject to the anti-dilution protections contained in the warrants) when Issuers issue additional shares of common stock, including under outstanding options and warrants and under stock option plan or other employee or director compensation plans.

The market value of each Warrant will be directly affected by the market price of the related Issuer's common stock, which may be volatile.

The market price of each Issuer's common stock will significantly affect the market value of its Warrant. The market price of an Issuer's common stock could be subject to significant fluctuations, and how shares of such common stock will trade in the future cannot be predicted. Increased volatility could result in a decline in the market price of such common stock, and, in turn, in the market value of the related Warrant. Hedging or arbitrage activity involving an Issuer's common stock, whether or not relating to the Issuer's Warrant, could also affect the market value of such Warrant. In addition, many of the risks that are described in the public filings of each Issuer with the Commission could materially and adversely affect the market value of such Issuer's Warrant.

Holders of Warrants have no rights as common stockholders until they acquire common stock.

Until the holder of a Warrant acquires shares of the related Issuer's common stock upon exercise of such Warrant, it will have no rights with respect to such Issuer's common stock, including rights to dividend payments, vote or respond to tender offers. In addition, such holder will be entitled to exercise the rights of a common stockholder only as to matters for which the record date occurs after any exercise date.

The per-share exercise price of and the number of shares underlying the Warrants may not be adjusted for all dilutive events.

The per-share exercise price of, and the number of shares underlying, the Warrants are subject to adjustment for certain events, including, but not limited to, the issuance of stock dividends on the related Issuer's common stock, the issuance of certain rights or warrants, subdivisions, combinations, distributions of capital stock, indebtedness or assets, certain cash dividends and certain issuer tender or exchange offers. The per-share exercise price will not be adjusted, however, for other events, such as a third-party tender or exchange offer, a merger or reorganization in which the related Issuer's common stock is acquired for cash or an issuance of common stock for cash. Other events that adversely affect the value of the Warrants may occur that do not result in an adjustment to such per-share exercise price. In addition, the per-share exercise price of, and the number of shares underlying, a Warrant will not be adjusted for any regular quarterly cash dividends that are in the aggregate less than or equal to the quarterly dividend threshold set out in that Warrant. Each Issuer's board of directors, in its sole discretion, may decide to increase the quarterly cash dividend on its common stock at any time.

Recent governmental actions regarding short sales may adversely affect the market value of the Warrants.

Governmental actions that interfere with the ability of warrant investors to effect short sales of the underlying common stock could significantly affect the market value of the Warrants by making certain historical arbitrage strategies more difficult to execute. Rule 201 of Regulation SHO includes a short sale price test, which took effect in February 2011 and restricts short selling when a stock price has triggered a circuit breaker by falling at least 10% in one day, at which point short sale orders can be displayed or executed only if the order price is above the current national best bid, subject to certain limited exceptions. If this precludes investors from executing their arbitrage strategies, or other limitations on short sales are instituted by the Commission or any other regulatory agencies, the market value of the Warrants could be adversely affected.

The Warrants do not automatically exercise, and any Warrant not exercised prior to the expiration date will expire unexercised.

The Warrants do not automatically exercise upon expiration. Any Warrant that is not exercised prior to its expiration date will expire unexercised, and the holder of that Warrant will not receive any shares of the related Issuer's common stock.

A holder's return on a Warrant will not reflect certain dividends on the related Issuer's common stock.

A holder's return on a Warrant will not reflect the return it would realize if it actually owned shares of the related Issuer's common stock and received any dividends paid thereon (other than to the extent the exercise price or number of shares issuable upon exercise is adjusted pursuant to the terms of such Warrant in connection with any such dividend). In addition, if an Issuer increases its regular quarterly cash dividends in the future, the related Warrant will not be adjusted for any aggregate regular quarterly cash dividend that are in the aggregate less than or equal to the quarterly dividend threshold set out in that Warrant.

The Holder is a federal agency and a Bidder's ability to bring a claim against the Holder under the federal securities laws may be limited.

The doctrine of sovereign immunity, as limited by the Federal Tort Claims Act (the "FTCA"), provides that claims may not be brought against the United States of America or any agency or

instrumentality thereof unless specifically permitted by act of Congress. The FTCA bars claims for fraud or misrepresentation. At least one federal court, in a case involving a federal agency, has held that the United States may assert its sovereign immunity to claims brought under the federal securities laws. In addition, the Holder and its officers, agents, and employees are exempt from liability for any violation or alleged violation of the anti-fraud provisions of Section 10(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") by virtue of Section 3(c) thereof. Accordingly, any attempt to assert such a claim against the officers, agents or employees of the Holder for a violation of the Act or the Exchange Act resulting from an alleged material misstatement in or material omission from materials or information obtained by any Bidder or resulting from any other act or omission by the Holder in connection with the offering of the Warrants or the shares of common stock issuable upon the exercise thereof would likely be barred.

Holders of Warrants will not receive any additional shares of common stock or other compensation representing any lost value resulting from a decrease in the option life of a Warrant in the event any related Issuer undergoes a business combination.

In the event an Issuer undergoes a merger, consolidation, statutory share exchange or similar transaction requiring the approval of its stockholders (a "Business Combination"), the right of the holder of such Issuer's Warrant to receive common stock pursuant to the related Warrant will be converted into the right to receive a number of shares of stock or other securities or property (including cash) that would have been received if such Warrant holder had exercised such Warrant immediately prior to such Business Combination. Any such Business Combination could, therefore, substantially affect the value of the Warrant by changing the securities received upon exercise or fixing the market value of the property to be received upon exercise. The holder of a Warrant will not receive any additional shares of common stock or other compensation representing any lost value resulting from any decrease in the option life of, or change in the securities or property (including cash) underlying, any Warrant resulting from any such Business Combination.

Holders of Warrants may be subject to tax upon an adjustment to the number of shares of an Issuer's common stock underlying the related Warrant or the per-share exercise price of the Warrant even though such holder does not receive a corresponding cash distribution.

The number of shares of an Issuer's common stock underlying the Warrants and the per-share exercise price of the Warrants are subject to adjustment in certain circumstances. To the extent any such adjustment or failure to adjust results in an increase in the holder of the Warrant's proportionate interest in such Issuer's assets or its earnings and profits, such holder may be deemed to have received for U.S. federal income tax purposes a taxable dividend to the extent deemed paid out of such Issuer's earnings and profits without the receipt of any cash. If such holder is a non-U.S. holder, such deemed dividend generally will be subject to U.S. federal withholding tax (currently at a 30% rate, or such lower rate as may be specified by an applicable treaty), which may be set off against shares of such Issuer's common stock to be delivered upon exercise of Warrants.